UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)

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Novavax, Inc.

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NOVAVAX, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD THURSDAY, JUNE 13, 2013

To the Stockholders of Novavax, Inc.:

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders (the “Meeting”) of Novavax, Inc., a Delaware corporation (the “Company”), will be held on Thursday, June 13, 2013 at 10:00 a.m., local time, at the Company’s facility located at 20 Firstfield Road, Gaithersburg, Maryland 20878 for the purpose of considering and voting upon the following proposals:

1.	To elect three directors as Class III directors to serve on the Board of Directors for a three-year term expiring at the 2016 Annual Meeting of Stockholders;

2.	To ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as the independent auditor of the Company for the year ending December 31, 2013;

3.	To approve an amendment to the Company’s certificate of incorporation (the “Charter”) to increase the total number of authorized shares of the Company’s Common Stock, $0.01 par value, from 200,000,000 shares to 300,000,000 shares;

4.	To increase the number of shares of the Company’s common stock available for issuance under the Novavax, Inc. Amended and Restated 2005 Stock Incentive Plan (the “2005 Stock Incentive Plan”) by 4,000,000 shares;

5.	To approve the Company’s Employee Stock Purchase Plan (the “ESPP”); and

6.	To transact such other business which may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors has no knowledge of any other business to be transacted at the Meeting.

The Board of Directors of the Company has fixed the close of business on April 16, 2013 as the record date for determining stockholders of the Company entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

The following Proxy Statement is included with the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2012, which contains financial statements and other information of interest to stockholders.

By Order of the Board of Directors,

John A. Herrmann III, J.D.
Vice President, General Counsel &
Corporate Secretary

Rockville, Maryland

April 29, 2013

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE OVER THE INTERNET OR BY TELEPHONE AS PER THE INSTRUCTIONS ON THE ENCLOSED PROXY OR COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. POSTAGE IS NOT NEEDED IF MAILED IN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDERS MEETING TO BE HELD ON JUNE 13, 2013
The Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2012 are available at novavax.com/proxy2013.

NOVAVAX, INC.
9920 Belward Campus Drive
Rockville, Maryland 20850

PROXY STATEMENT
For the Annual Meeting of Stockholders
To Be Held Thursday, June 13, 2013

INFORMATION CONCERNING THE MEETING

This “Proxy Statement” is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Novavax, Inc. (“Novavax” or the “Company”) for use at the Annual Meeting of Stockholders to be held on Thursday, June 13, 2013 at 10:00 a.m. local time at the Company’s facility located at 20 Firstfield Avenue, Gaithersburg, Maryland 20878 and at any adjournments or postponements thereof (the “Meeting”). The Notice of Meeting, this Proxy Statement, the enclosed proxy and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2012 (the “Annual Report”) are being mailed to stockholders on or about April 29, 2013.

What is the purpose of the meeting?

At the Meeting, stockholders will act upon the following matters:

•	To elect three directors as Class III directors to serve on the Board of Directors, each for three-year terms expiring at the 2016 Annual Meeting of Stockholders;

•	To ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as the independent auditor of the Company for the year ending December 31, 2013;

•	To amend the Company’s certificate of incorporation (the “Charter”) to increase the total number of shares of Common Stock that the Company is authorized to issue from 200,000,000 shares to 300,000,000 shares;

•	To increase the number of shares of the Company’s common stock available for issuance under the Novavax, Inc. Amended and Restated 2005 Stock Incentive Plan (the “2005 Stock Incentive Plan”) by 4,000,000 shares;

•	To approve the Company’s Employee Stock Purchase Plan (the “ESPP”); and

•	To transact such other business that may properly come before the Meeting or any adjournment or postponement thereof.

In addition, management will report on the Company’s performance during fiscal year 2012 and respond to questions from stockholders.

Who is entitled to vote?

The Board of Directors has fixed Tuesday, April 16, 2013, as the record date for determining the stockholders entitled to receive notice of and to vote at the Meeting (the “Record Date”). The only class of stock of the Company entitled to vote at the Meeting is its Common Stock, $0.01 par value (the “Common Stock”). Only the record holders of shares of Common Stock at the close of business on the Record Date may vote at the Meeting. On the Record Date, there were 151,259,817 shares of Common Stock outstanding and entitled to be voted. Each share entitles the holder to one vote on each of the matters to be voted upon at the Meeting.

How do I vote?

A stockholder may vote by mail, internet or telephone as directed by the enclosed proxy.

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What constitutes a quorum?

The presence in person or by proxy of the holders of a majority of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote is required to constitute a quorum at the Meeting. If a quorum is not present, the stockholders entitled to vote who are present in person or represented by proxy at the Meeting have the power to adjourn the Meeting until a quorum is present, without notice other than an announcement at the Meeting, so long as such adjournment is less than 30 days and a new record date is not fixed. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Meeting as originally scheduled. Abstentions and broker non-votes will count in determining whether a quorum is present at the Meeting. A broker non-vote occurs when a broker or other nominee holds shares represented by a proxy, has not received voting instructions with respect to a particular item and does not have discretionary authority to vote such shares on the item.

How does discretionary voting authority apply?

All properly executed proxies will be voted in accordance with the instructions of the stockholder. Broker non-votes occur when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, which generally govern this issue regardless of the exchange on which the company is listed, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, equity compensation matters, and the election of directors, even if they are not contested.

Most brokers are permitted to vote your shares only with respect to the ratification of the appointment of Grant Thornton LLP as the Company’s independent auditor for the year ending December 31, 2013, even if they do not receive instructions from you in a timely manner, so long as they hold your shares in their name and have requested your instructions. Brokers do not have authority, discretionary or otherwise, to vote your shares for the election of directors, increase in total number of authorized shares, the increase of authorized shares under our equity incentive plan, or approve our proposed employee stock purchase plan unless they receive proper instructions to do so from you in a timely manner.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, John A. Herrmann III or Frederick W. Driscoll will vote in accordance with the recommendation of the Board. The Board recommends a vote:

FOR the election of Stanley C. Erck, Michael A. McManus, Jr. J.D. and James F. Young, Ph.D. to serve on the Board of Directors for a three year term expiring at the 2016 Annual Meeting of Stockholders;

FOR the ratification of the appointment of Grant Thornton LLP as the independent auditor of the Company for the year ending December 31, 2013;

FOR the approval of an amendment to the Company’s Charter that increases the total number of shares of Common Stock authorized for issuance from 200,000,000 shares to 300,000,000 shares;

FOR the increase of additional shares of the Company’s Common Stock available for issuance under the Company’s 2005 Stock Incentive Plan by 4,000,000 shares; and

FOR the approval of the Company’s proposed ESPP.

With respect to any other matter that properly comes before the Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

Election of Directors. Directors are elected by a plurality of the votes. The three nominees for director receiving the highest number of votes cast by stockholders entitled to vote for directors will be elected to serve on the Board. Only the number of votes FOR a nominee affect the outcome. Accordingly, votes withheld and abstentions will have no effect on the result of the vote on this matter.

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Ratification of Independent Registered Public Accounting Firm. The ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year 2013 requires the affirmative vote of the holders of a majority of the votes present in person or represented by proxy and entitled to be cast at the Meeting. A properly executed proxy marked “abstain” with respect to this proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

Amendment to Company Charter to Increase Authorized Shares. Approval of the amendment to the Company’s Charter to increase the total number of authorized shares of Common Stock from 200,000,000 shares to 300,000,000 shares requires the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the effect of a negative vote.

Amendment to 2005 Stock Incentive Plan. Approval of the 2013 Amendment to the 2005 Stock Incentive Plan to increase the number of shares reserved for issuance under such plan by 4,000,000 shares requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter. Abstentions and broker non-votes will not be counted as shares voting on such matter and accordingly will have no effect on the approval of the matter.

Adoption of New ESPP. Adoption of the ESPP requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter. Abstentions and broker non-votes will not be counted as shares voting on such matter and accordingly will have no effect on the approval of the matter.

Can I change my vote after I return my proxy card?

Stockholders may revoke proxies at any time before they are exercised at the Meeting by (a) signing and submitting a later-dated proxy to the Secretary of the Company; (b) delivering written notice of revocation to the Secretary of the Company; or (c) voting in person at the Meeting. Attendance at the Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the stockholder’s proxy and vote in person.

Who bears the cost of solicitation of proxies?

The Company will bear the cost of soliciting proxies. In addition to solicitations by mail, the Company’s directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, email, facsimile and in person. The Company may also utilize the assistance of third parties in connection with our proxy solicitation efforts, and will compensate such third parties for their efforts. The Company has engaged one such third party, Georgeson Inc., to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of expenses that are not expected to exceed $8,500 in the aggregate. The Company will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies. The Company will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.

Will every stockholder receive a Proxy Statement?

Certain stockholders who share the same address may receive only one copy of this Proxy Statement and the Annual Report in accordance with a notice delivered from such stockholders’ bank, broker or other holder of record, unless the applicable bank, broker or other holder of record received contrary instructions. This practice, known as “householding,” is designed to reduce printing and postage costs. If you own your shares through a bank, broker or other holder of record and wish to either stop or begin householding, you may do so, or you may request a separate copy of the Proxy Statement or the Annual Report, either by contacting your bank, broker or other holder of record at the telephone number or address provided in the above referenced notice, or contacting Novavax by telephone at (240) 268-2000 or in writing to Novavax, Inc., 9920 Belward Campus Drive, Rockville, Maryland 20850, Attention: Corporate Secretary. If you request to begin or stop householding, you should provide your name, the name of your broker, bank or other record holder, and your account information.

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When are stockholder proposals due for the 2014 Meeting?

Stockholder proposals for inclusion in the Company’s proxy statement: Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the Company’s 2014 annual meeting of stockholders should follow the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company’s amended and restated by-laws (the “By-laws”). Those procedures require that the Company receive a stockholder proposal in writing at the Company’s principal executive offices no later than December 31, 2013. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s annual meeting (June 13, 2013), then the deadline is the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or public disclosure of the date of such meeting was made, whichever occurs first.

Other stockholder proposals: Under the Company’s By-laws, stockholders who wish to include a proposal in the Company’s 2014 annual meeting of stockholders (but do not wish to include such proposal in the Company’s proxy materials) must give the Company timely written notice. To be timely, the Company’s By-laws provide that such notice must be received by the Company at its principal executive offices not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that the date of the meeting is more than 30 days before or after the anniversary date of the prior year’s annual meeting of the stockholders of the Company, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or public disclosure of the date of such meeting was made, whichever occurs first.

In addition to being timely, any such notice must set forth as to each matter the stockholder proposes to bring before the annual meeting:

•	a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the annual meeting;

•	the name and address, as they appear on the Company’s books, of the stockholder proposing such business;

•	the number of shares of capital stock and other securities of the Company which are beneficially owned by the stockholder and each Stockholder Associated Person;

•	any derivative positions held of record or beneficially by the stockholder and any Stockholder Associated Person and whether and the extent to which any hedging or other transactions or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power or economic interest of, such stockholder or any Stockholder Associated Person with respect to the Company’s securities; and

•	any material interest of the stockholder or any Stockholder Associated Person in such proposal.

For purposes of this Proxy Statement, a “Stockholder Associated Person” of any stockholder means (i) any “affiliate” or “associate” (as those terms are defined in Rule 12b-2 under the Exchange Act) of the stockholder who owns beneficially or of record any capital stock or other securities of the Company or, through one or more derivative positions, has an economic interest (whether positive or negative) in the price of securities of the Company and (ii) any person acting in concert with such stockholder or any affiliate or associate of such stockholder with respect to the capital stock or other securities of the Company.

Please note that if the stockholder proposes to nominate a director for election to the Company’s board of directors, the procedures described under the caption “Nomination Procedures” herein relating to director nominations must be followed.

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PROPOSAL 1 - ELECTION OF CLASS III DIRECTORS

Pursuant to the Company’s Charter, the Company’s Board of Directors may consist of no fewer than three directors, with the specific number to be authorized by the Board of Directors from time to time at its discretion. The Board of Directors is presently authorized to consist of eight members, currently consisting of the following seven individuals: Richard H. Douglas, Ph.D., Stanley C. Erck, Gary C. Evans, John O. Marsh, Jr. J.D., Michael A. McManus, Jr., J.D., Rajiv I. Modi, Ph.D., and James F. Young, Ph.D.

The members of the Company’s Board of Directors are divided into three classes, designated Class I, Class II and Class III, each serving staggered three-year terms. The terms of the Class III directors expire at the Meeting. The terms of the Class I and Class II directors will expire at the 2014 and 2015 Annual Meetings of Stockholders, respectively. A director of any class who is elected by the Board of Directors to fill a vacancy resulting from an increase in the number of directors holds office for the remaining term of the class to which he or she is elected. A director who is elected by the Board to fill a vacancy arising in any other manner holds office for the remaining term of his or her predecessor. Directors elected by the stockholders at an annual meeting to succeed those whose terms expire at such meeting are of the same class as the directors they succeed and are elected for a term to expire at the third annual meeting of stockholders after their election and until their successors are duly elected and qualified.

In the event of any increase or decrease in the authorized number of directors, the newly created or eliminated directorships must be apportioned by the Board among the three classes so as to ensure that no one class has more than one director more than any other class, unless otherwise determined by a resolution of the Board. However, no existing director may be reclassified from one class to another and, therefore, the number of directors in each class may become temporarily imbalanced.

Three directors are to be elected at the Meeting. The Board of Directors, after recommendation by the Nominating and Corporate Governance Committee, has designated Mr. Erck, Mr. McManus and Dr. Young as nominees for re-election as Class III directors of the Company at the Meeting. Pursuant to a rule previously adopted by the Board, directors may not stand for election or re-election after serving ten years on the Board or after the age of 75, unless the Board makes an affirmative determination that, because of the importance and value of the continued service of a director, the rule should be waived. In the case of Mr. McManus, the Board has made such an affirmative determination.

If elected, such nominees will serve until the expiration of their terms at the 2016 Annual Meeting of Stockholders and until their successors are elected and qualified. The nominees have consented to being named in this Proxy Statement and to serve if elected. The Board of Directors has no reason to believe that any nominee named herein will be unable or unwilling to serve if elected. If any nominee becomes unavailable to serve as a director, the persons named in the proxy will vote the proxy for a substitute nominee or nominees as they, in their discretion, shall determine.

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The election of directors requires the affirmative vote of a plurality of the votes cast by stockholders entitled to vote at the Meeting. Accordingly, abstentions, broker non-votes and votes withheld for a nominee will not have any effect on the election of a director.

The principal occupations and qualifications of each nominee for director are as follows:

Nominees for Election as Class III Directors

Name	Age	Director Since	Principal Occupation, Other Business Experience and Other Directorships

Stanley C. Erck	64	2009	President and Chief Executive Officer of Novavax since April 2011. Former Executive Chairman and Director of Novavax from February 2010 until April 2011, and a Director since June 2009. From 2000 to 2008, Mr. Erck served as President, Chief Executive Officer and Director of Iomai Corporation, a vaccine development company, which was acquired in 2008 by Intercell. He previously held leadership positions at Procept, a publicly traded immunology company, Integrated Genetics, now known as Genzyme, and Baxter International. Mr. Erck currently serves on the boards of BioCryst Pharmaceuticals, MaxCyte, Inc. and the MdBio Foundation. Mr. Erck is a serial entrepreneur in the biotechnology industry, having grown and provided successful exit strategies, including two IPOs and an acquisition, for several companies, and has many years of experience serving on other companies’ boards.

Michael A. McManus, Jr., J.D.	70	1998	President and Chief Executive Officer of Misonix, a medical device company, since October 1998. Mr. McManus served as President, Chief Executive Officer and Director of New York Bancorp Inc. from 1991 through March 1998. He also served as President and Chief Executive Officer of Home Federal Savings Bank, the principal subsidiary of New York Bancorp Inc., from February 1995 through March 1998. From 1990 through November 1991, Mr. McManus was President and Chief Executive Officer of Jamcor Pharmaceuticals Inc. Mr. McManus served as an Assistant to the President of the United States from 1982 to 1985 and held positions with Pfizer Inc. and Revlon Group. Mr. McManus received a BA in economics from the University of Notre Dame and a JD from the Georgetown University Law Center. Mr. McManus served in the U.S. Army Infantry from 1968 through 1970. He currently serves as a member of the Board of Directors of A. Schulman Inc. Mr. McManus is a recipient of the Ellis Island Medal of Honor. He has overseen the successful growth and development of businesses and products and, as chief executive officer of two public companies, has significant experience in governance, legal and risk management, and reading and understanding financial statements.

James F. Young, Ph.D.	60	2010	Former President, Research and Development, MedImmune, Inc. Dr. Young has been Chairman of the Board since April 2011 and a Director of Novavax since April 2010. He has over 30 years of experience in the fields of molecular genetics, microbiology, immunology, and pharmaceutical development. From December 2000 until June 2008, Dr. Young held the position of President, Research and Development, at MedImmune. Dr. Young joined MedImmune in 1989 as Vice President, Research and Development. In 1995, he was promoted to Senior Vice President and in 1999 he was promoted to Executive Vice President, Research and Development. Dr. Young brings extensive scientific background and experiences, particularly in the areas of vaccine research and development.

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The principal occupations and qualifications of each of the continuing directors are as follows:

Director Continuing as Class I Directors

Name	Age	Director Since	Principal Occupation, Other Business Experience and Other Directorships

Rajiv I. Modi, Ph.D.	53	2009	Managing Director of Cadila Pharmaceuticals, Ltd. (“Cadila”), a company organized in India, since 1995 and Director of other Cadila Group Companies. Dr. Modi was elected to the Board based upon his relationship with the Company’s largest stockholder at the time. As of April 16, 2013, Satellite Overseas (Holdings) Limited, a subsidiary of Cadila, holds approximately 8.3% of the Company’s outstanding Common Stock and, for so long as it holds at least 5% of the outstanding Common Stock, the Board will nominate for election as a director one representative of Cadila. Dr. Modi has extensive leadership experience, as well as technical expertise in the development and manufacturing of pharmaceutical products. He also brings broad experience in international joint ventures and pharmaceutical sales.

Directors Continuing as Class II Directors

Name	Age	Director Since	Principal Occupation, Other Business Experience and Other Directorships

Richard H. Douglas, Ph.D.	60	2010	Former Senior Vice President Corporate Development and a Corporate Officer of Genzyme Corporation. From 1989 to 2011 he led Genzyme's Corporate Development team, and was involved in numerous acquisitions, licenses, financings, joint ventures and strategic alliances. From 1982 until its merger with Genzyme Corporation in 1989, Dr. Douglas served in science and corporate development capacities at Integrated Genetics. Dr. Douglas was a postdoctoral fellow in Leroy Hood's laboratory at the California Institute of Technology. He received a Ph.D. from the University of California, Berkeley in biochemistry and a B.S. in chemistry from the University of Michigan. He currently serves on the University of Michigan Technology Transfer National Advisory Board.

Gary C. Evans	56	1998	Chairman of the Board and Chief Executive Officer of Magnum Hunter Resources Corporation, a NYSE Amex listed oil and gas company since May 2009 and Chairman, President, Chief Executive Officer and Founder of GreenHunter Energy, Inc., a NYSE Amex listed alternative energy company, since 2007. Former Lead Independent Director of Novavax from March 2007 until April 2011 and Chairman of the Board of Directors of Novavax from April 2005 until March 2007. Mr. Evans was Chairman, President and Chief Executive Officer of Magnum Hunter Resources, Inc., a NYSE listed oil and gas exploration and production company, from 1995 to 2005 and Chairman and Chief Executive Officer of its predecessor, Hunter Resources, Inc., from 1985 to 1995. Mr. Evans is currently an Individual Trustee of TEL Offshore Trust, a publicly listed oil and gas trust and serves on the Board of the Maguire Energy Institute at Southern Methodist University. Mr. Evans is a serial entrepreneur, having founded, grown and provided successful exit strategies for several companies; in 2004 he was recognized by Ernst and Young as the Southwest Area 2004 Entrepreneur of the Year in the Energy Sector and was inducted into the World Hall of Fame for Ernst & Young Entrepreneurs.

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Name	Age	Director Since	Principal Occupation, Other Business Experience and Other Directorships

John O. Marsh, Jr., J.D.	86	1991	Distinguished Adjunct Professor of Law at George Mason University. Mr. Marsh was the Co-Chair of the Independent Review Group for Walter Reed Hospital and Bethesda Navy Medical Center. Mr. Marsh was a Visiting Professor of Ethics at Virginia Military Institute in 1998. He served as Interim Chief Executive Officer of Novavax from July 1996 to March 1997 and as Chairman of the Company’s Board of Directors from July 1996 to February 1997. He was Secretary of the Army from 1981 to 1989, a Counselor with Cabinet rank to the President of the United States from 1974 to 1977, Assistant for National Security Affairs to Vice President of the United States in 1974, and Assistant Secretary of Defense from 1973 to 1974. Mr. Marsh was a U.S. Representative in Congress from 1963 to 1971. He has been awarded the Department of Defense Distinguished Public Service Award on six occasions and was awarded the Presidential Citizens Medal from President Ronald Reagan. Mr. Marsh served on the executive committee of the Institute for Defense Analyses (IDA), a federal research institute, and continues to hold a consulting role with IDA. Mr. Marsh brings significant experience in government affairs and has a vast network of contacts in the U.S. government, including political appointees and elected officials. In addition, Mr. Marsh has a keen skill of recognizing leadership skills in management, areas for improvement, and developing those leadership skills within the Company’s management team.

FOR PROPOSAL 1, THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES.

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PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF THE
COMPANY’S INDEPENDENT AUDITOR

The Audit Committee of the Board has appointed Grant Thornton LLP as the independent registered public accounting firm to serve as the independent auditor for Novavax in respect of the year ending December 31, 2013. The Board of Directors recommends that the stockholders of Novavax ratify this appointment. Although ratification is not required by the Company’s By-laws or otherwise, the Board is submitting the selection of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice.

The affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting and voting on the proposal shall constitute ratification of the selection of Grant Thornton LLP. If the appointment of Grant Thornton LLP as the Company’s independent auditor is ratified, the Audit Committee may, in its discretion, change the appointment at any time during the year should it determine such a change would be in the best interest of the Company and the stockholders. If the stockholders, however, do not ratify the appointment, the Audit Committee will reconsider whether to retain Grant Thornton LLP, but may proceed with the retention of Grant Thornton LLP if it deems it to be in the best interest of the Company and the stockholders.

Representatives of Grant Thornton LLP are expected to be present at the Meeting and will have an opportunity to address the Meeting and respond to appropriate questions.

Principal Accountant Fees and Services

The following is a summary of the fees billed by Grant Thornton LLP for professional services rendered as the Company’s independent registered public accounting firm during the 2012 and 2011 fiscal years.

	Grant Thornton LLP
Fee Category	Fiscal 2012($)		Fiscal 2011($)
Audit Fees	347,805	(1)	299,918
Audit-Related Fees	10,454	(2)	10,254	(2)
Tax Fees	36,592		55,209	(3)
All Other Fees	-		-
Total Fees	394,851		365,381

(1)	Includes $15,000 for services related to the Company’s shelf registration and $10,000 for services related to the Company’s response to an SEC comment letter.
(2)	Includes fees for review of the Company’s compliance with Federal Acquisition Regulations relating to the Company’s contract with the Department of Health and Human Services, Biomedical Advanced Research and Development Authority (HHS BARDA).
(3)	Includes $11,674 for tax services related to the Company’s settlement of litigation with its former directors.

Audit Fees. Consists of fees for professional services rendered in connection with the audit of the Company’s annual financial statements for 2012 and 2011 and the reviews of the financial statements included in the Company’s quarterly reports on Forms 10-Q. These amounts included fees billed for annual financial statement and internal control audits, quarterly reviews, and registration statement filings and consents.

Audit-Related Fees. Consists of fees for assurance and related services that were reasonably related to the performance of the independent registered public accounting firm’s audit or review of the Company’s financial statements.

Tax Fees. Consists of fees for professional services rendered for tax compliance, tax advice and tax planning for the Company. These amounts represent those billed for tax return preparation for the Company and its subsidiaries. All material tax fees were pre-approved by the Audit Committee.

All Other Fees. Consists of fees for products and services provided other than those otherwise described above.

Pre-Approval Policies

As contemplated by applicable law and as provided by the Audit Committee’s charter, the Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent registered public accounting firm. In connection with such responsibilities, the Audit Committee is required, and it is the Audit Committee’s policy, to pre-approve the audit and permissible non-audit services (both the type and amount) performed by the Company’s independent registered public accounting firm in order to ensure that the provision of such services does not impair the firm’s independence, in appearance or fact.

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Under the policy, unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require separate pre-approval by the Audit Committee. If fees for a proposed service of a type that has been pre-approved exceed the pre-approved amount, the Audit Committee and the independent registered public accounting firm must confer and the Audit Committee must grant its approval before further work may be performed. For audit services (including the annual financial statement audit, quarterly statement reviews and other procedures required to be performed by the independent registered public accounting firm to be able to form an opinion on the Company’s consolidated financial statements), the independent registered public accounting firm must provide to the Audit Committee in advance an engagement letter, outlining the scope of audit services proposed to be performed with respect to the audit for that fiscal year and associated fees. If agreed to by the Audit Committee, the engagement letter is formally accepted by the committee at its next regularly scheduled meeting.

All permissible non-audit services not specifically approved in advance must be separately pre-approved by the Audit Committee, as noted above, with the exception of certain services of limited financial expense for which the Audit Committee has authorized the Chief Financial Officer to hire at his discretion. Generally, requests or applications to provide services must be in writing and include a description of the proposed services, the anticipated costs and fees, and the business reasons for engaging the independent registered public accounting firm to perform the services. The request must also include a statement as to whether the request or application is consistent with the U.S. Securities and Exchange Commission (“SEC”) rules on registered public accounting firm independence.

To ensure prompt handling of unexpected matters, the Audit Committee has delegated authority to pre-approve audit and permissible non-audit services between regularly scheduled meetings of the committee to its Chairman, who is responsible for reporting any pre-approval decisions to the Audit Committee at its next scheduled meeting. Except as noted above, the Audit Committee has not and will not delegate to management of the Company the Audit Committee’s responsibilities to pre-approve services performed by the independent registered public accounting firm. The Audit Committee pre-approved all audit services provided to the Company by the independent registered public accounting firm during 2012.

FOR PROPOSAL 2, THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

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PROPOSAL 3 - AMENDMENT OF COMPANY CHARTER

TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

Stockholders are being asked to approve an amendment to the Company’s Charter to increase the number of authorized shares of Common Stock from two hundred million shares (200,000,000) to three hundred million shares (300,000,000). On April 11, 2013, the Board of Directors approved this amendment, subject to stockholder approval, and directed that this amendment be submitted to a vote of the Company’s stockholders at this Annual Meeting. The Board has determined that this amendment is in the best interests of the Company and its stockholders and recommends approval by the stockholders.

The Charter currently authorizes the issuance of up to 200,000,000 shares of Common Stock, each with a par value of $0.01 per share. As of the close of business on April 16, 2013, 151,259,817 shares of Common Stock were outstanding. In addition, as of the close of business on April 16, 2013, the Company had 12,518,767 shares of Common Stock subject to outstanding stock options, 3,343,325 shares of Common Stock subject to warrants and 2,572,819 shares reserved for issuance pursuant to future grants under the Company’s current stock incentive plans. This means that as of April 16, 2013, the Company had just 30,305,272 shares of Common Stock available for corporate purposes, including, among other things, the issuance of stock options and stock splits by way of dividend. The Charter also authorizes the issuance of 2,000,000 shares of preferred stock, none of which are currently issued or outstanding. The proposed amendment will not increase or otherwise affect the Company’s authorized preferred stock.

Purpose of Amendment

The Board believes it is in the best interest of the Company to increase the number of authorized shares of Common Stock in order to give the Company greater flexibility in considering and planning for future potential business needs.

The Company has no current commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of Common Stock resulting from the proposed increase in authorized shares. The additional shares of Common Stock will be available for issuance by the Board for various corporate purposes, including but not limited to, grants under employee stock plans, financings, potential strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures, divestitures, business combinations, stock splits, stock dividends, as well as other general corporate transactions.

Having this additional authorized Common Stock available for future use will allow the Company to issue additional shares of Common Stock without the expense and delay of arranging a special meeting of stockholders.

Possible Effects of the Amendment and Additional Anti-takeover Consideration

If the amendment to the Charter is approved, the additional authorized shares would be available for issuance at the discretion of the Board and without further stockholder approval, except as may be required by law or the rules of NASDAQ. The additional shares of authorized Common Stock would have the same rights and privileges as the shares of Common Stock currently issued and outstanding. The adoption of the amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. Shares of Common Stock issued otherwise than for a stock split may decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the voting rights of existing stockholders and have a negative effect on the market price of the Common Stock. The Common Stock carries no preemptive rights to purchase additional shares of Common Stock. Satellite Overseas (Holdings) Limited, has a contractual preemptive right to purchase additional shares of Common Stock.

The Company cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect the Company’s business or the trading price of our stock.

The Company has not proposed the increase in the number of authorized shares of Common Stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized number of shares of Common Stock has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to oppose changes in control of the Company and perpetuate the Company’s management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

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If the Company’s stockholders approve the increase in the number of authorized shares of common stock to 300,000,000, the Board will have authority to file with the Secretary of State of Delaware an amendment to the Company’s Charter to designate an additional 100,000,000 shares of Common Stock. Upon approval and following such filing with the Secretary of State of the State of Delaware, the amendment will become effective on the date it is filed. The amendment proposed by the Company to the Article FOURTH of our Charter (assuming approval of the Proposal 3) is attached to this proxy statement as Appendix A.

Neither Delaware law, the Company’s Charter, nor the Company’s By-laws provides for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, the Company’s stockholders will have no right to dissent and obtain payment for their shares.

The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the proposed amendment.

FOR PROPOSAL 3, THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE AMENDMENT OF THE CHARTER AS SET FORTH HEREIN TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK BY 100,000,000 SHARES.

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PROPOSAL 4 - AMENDMENT OF 2005 STOCK INCENTIVE PLAN

The 2005 Stock Incentive Plan (the “2005 Plan”) was adopted by our Board of Directors on February 24, 2005 and approved by Novavax’s stockholders on May 4, 2005. The number of shares originally authorized for issuance under the 2005 Plan was 2,565,724 shares, 565,724 shares of which were previously held for reserve under the 1995 Stock Option Plan (the “1995 Plan”) but were unused.

To the extent that options granted under the 1995 Plan expire unexercised, the shares underlying those options become available for grant under the 2005 Plan. At the time of approval of the 2005 Plan, a maximum of 5,746,468 shares of Common Stock subject to stock options outstanding under the 1995 Plan may revert to and become issuable under the 2005 Plan, if such options should expire or otherwise terminate unexercised.

On June 20, 2007 Novavax’s stockholders voted to approve an amendment to increase the number of shares under the 2005 Plan by an additional 3,000,000 shares (“2007 Amendment”), on June 15, 2011 Novavax’s stockholders voted to approve an additional amendment to increase the number of shares under the 2005 Plan by an additional 3,000,000 shares (“2011 Amendment”) and on June 11, 2012 Novavax’s stockholders voted to approve an amendment to increase the number of shares under the 2005 Plan by an additional 4,000,000 shares (“2012 Amendment”). As of the Record Date, options and other stock awards to purchase 12,306,867 shares of Common Stock were issued and outstanding under the 2005 Plan (which represents approximately 8.1% of our outstanding Common Stock as of the Record Date), and approximately 2,572,819 shares of Common Stock were available for issuance under the 2005 Plan.

We do not believe that the remaining 2,572,819 shares of Common Stock available for issuance under the 2005 Plan are sufficient to continue implementing the Company’s stock incentive program over the next year taking into account our historic burn rate (an average of approximately 3 million shares of Common Stock over each of the last three fiscal years) and certain other factors. Accordingly, on March 2, 2013, our Board of Directors approved an amendment to the 2005 Plan, subject to stockholder approval, to increase the number of shares reserved for issuance under this plan by 4,000,000 shares (“2013 Amendment”). The 2013 Amendment is being submitted to the Company’s stockholders for approval. The resolution to be presented to the stockholders approving the proposed 2013 Amendment to the 2005 Plan is attached as Appendix B to this proxy statement and is incorporated herein by reference.

General

Purpose; Term. The 2005 Plan provides for the grant to employees, officers and directors of, as well as consultants and advisors to, the Company, of stock options (non-statutory (“NSOs”) and incentive (“ISOs”)), restricted stock awards, stock appreciation rights (“SARs”) and restricted stock units. The stated purpose of the 2005 Plan is to secure for the Company and its stockholders the benefits arising from capital stock ownership by eligible participants who are expected to contribute to the Company’s future growth and success. Unless sooner terminated in accordance with its terms, the 2005 Plan will terminate upon the close of business on February 23, 2015.

Administration. The 2005 Plan is administered by the Board of Directors, which may, as permitted by and consistent with applicable law, delegate any or all of its powers under the plan to a committee it appoints. Subject to the terms of the 2005 Plan, the Board (or such committee) has the authority to determine the individuals to whom, and the time or times at which, awards are made, the size of each award, and the other terms and conditions of each award (which need not be identical across recipients). The Board also has the authority, subject to the express provisions of the 2005 Plan, to construe the respective agreements under the plan, prescribe, amend and rescind rules and regulations relating to the plan, accelerate or extend the dates options may be exercised or other stock awards may vest, and make all other determinations which are in the Board’s judgment necessary or desirable for the administration of the plan. The Board’s construction and interpretation of the terms and provisions of the 2005 Plan are final and conclusive.

Initial Stock Subject to 2005 Plan; Transfer of Shares from 1995 Plan. The number of shares of Common Stock that were initially set aside and reserved for issuance under the 2005 Plan was 2,565,724 shares (which amount is subject to adjustment as described herein), including 565,724 unused shares transferred from the 1995 Plan. In addition, at the time of approval of the 2005 Plan, a maximum of 5,746,468 shares of Common Stock subject to stock options outstanding under the 1995 Plan may revert to and become issuable under the 2005 Plan, if such options should expire or otherwise terminate unexercised. The 2007, 2011 and 2012 Amendments increased the number of shares by an additional 3,000,000, 3,000,000 and 4,000,000 shares, respectively. The proposed 2013 Amendment to the 2005 Plan will increase the number of shares of Common Stock available under the plan by 4,000,000 shares, subject to stockholder approval.

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The 1995 Plan continues to exist, and stock options previously granted under the 1995 Plan remain in existence in accordance with their terms. However, no new awards will be made under the 1995 Plan. If any existing stock options granted under the 1995 Plan should for any reason expire or otherwise terminate, in whole or in part, in the future without having been exercised in full, the shares of Common Stock that are not acquired shall revert to and become available for issuance under the 2005 Plan. There are currently 211,900 shares of Common Stock subject to existing options under the 1995 Plan as of April 16, 2013.

Reversion of Shares. There are certain circumstances under which shares of Common Stock that are already subject to an outstanding award under the 2005 Plan may revert to such plan and become available for reissuance. Specifically, if a stock award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised or paid in full (i.e., in the case of a stock option, SAR or restricted stock unit), or if any shares of Common Stock issued to a recipient pursuant to an award are forfeited back to or are repurchased by the Company (i.e., in the case of restricted stock), then the shares represented by such awards shall revert to and again become available for issuance under the 2005 Plan. A forfeiture or repurchase of stock may occur, for example, because of a recipient’s failure to satisfy a contingency or condition that is required for the vesting of such shares. Restricted stock that has been issued, and which is forfeited back to or repurchased by the Company, shall only be reissued in the form of awards other than incentive stock options.

Effect on Share Reserve of Use of Shares to Cover Tax Withholding. The Board has discretion under the 2005 Plan to allow a recipient of a stock option to use shares of Common Stock to satisfy the tax-withholding requirement that may arise upon exercise of such option. The shares may be shares previously owned by the recipient, or may be the shares acquired from the exercise of the option. Any shares of Common Stock that are not delivered to a recipient because those shares are used to satisfy the payment of taxes will revert to the share reserve under the 2005 Plan and shall again become available for issuance in the future.

Effect on Share Reserve of a “Net Exercise” or Cashless Exercise of Stock Options. Payment of the exercise price of a stock option may be made in cash or check payable to the Company. The Board may also provide in the applicable stock option agreement under the 2005 Plan that a recipient may use shares of already-owned Common Stock to satisfy payment of the exercise price, or any other means approved by the Board (including a “net exercise” in which the Company withholds a number of shares that would otherwise be issued to a recipient upon the exercise of the option that have a fair market value equal to the option exercise price). Any shares of Common Stock that are not delivered to a recipient because those shares are used to satisfy the payment of the exercise price will revert to the share reserve under the 2005 Plan and shall again become available for issuance in the future.

Maximum Number of Shares Issued through Incentive Stock Options. The maximum aggregate number of shares that may be issued under the 2005 Plan through the exercise of incentive stock options is 22,312,192, subject to stockholder approval of the 2013 Amendment to the 2005 Plan.

Eligible Participants. Subject to certain limitations, awards under the 2005 Plan of non-statutory options (“NSOs”), restricted stock awards, restricted stock units and SARs may be granted to any employee, officer, director, consultant or advisor to the Company. Only employees of the Company may be granted incentive stock options (“ISOs”) under the 2005 Plan. As of April 16, 2013, the Company had 143 full-time employees and six members of the Board of Directors who were not employees of the Company.

Plan Amendments and Termination. The Board of Directors may at any time, and from time to time, modify or amend the 2005 Plan in any respect, provided that no such modification or amendment may adversely affect the rights of a recipient under an existing stock award. In addition, if at any time the approval of the stockholders of the Company is required under Section 422 of the Internal Revenue Code, as amended (the “Code”) or any successor provision with respect to ISOs, or under Rule 16b-3 under the Exchange Act (if then applicable) or other applicable rules and regulations, the Board of Directors may not effect such modification or amendment without such approval.

The Board may at any time suspend or terminate the 2005 Plan, provided that any such suspension or termination shall not adversely affect the rights of a recipient under any award previously granted while the 2005 Plan is in effect except with the consent of the recipient.

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Options

The following is a description of the permissible terms of stock options under the 2005 Plan. Individual option grants may be more restrictive as to all or any of the permissible terms described below.

Option Duration. The term of each ISO shall be 10 years from the date of grant or such shorter term as the Board determines, except that in the case of an ISO that is awarded to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the term of the ISO must be five years or such shorter period as the Board determines. The term of each NSO is as determined by the Board. The term of any option granted under the 2005 Plan, and all other materials terms and conditions of such option, will be evidenced by an option agreement between the Company and the recipient.

Exercise Price. The exercise price for any NSO granted under the 2005 Plan shall be as determined by the Board of Directors, and may be less than the fair market value of the Common Stock on the date of grant if the Board so provides. The exercise price for any ISO may not be less than 100% of the fair market value of the Common Stock on the date of grant. If such ISO is granted to an employee who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parents or subsidiaries, the exercise price may not be less than 110% of the fair market value on the date of grant.

Fair Market Value. For purposes of the 2005 Plan, if the Common Stock is listed on an established stock exchange or traded on the NASDAQ Global Select Market or the NASDAQ Small Cap Market, the fair market value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. If the day of determination is not a market-trading day, then the trading day prior to the day of determination shall be used. In the absence of such markets for the Common Stock, the fair market value shall be determined in good faith by the Board.

Exercise of Option and Payment for Stock. Stock options are exercisable at such time or times and subject to such conditions as set forth in the agreement evidencing such option, subject to the provisions of the 2005 Plan.

Under the current form of stock option agreement approved by the Board for use under the 2005 Plan (which is subject to change), options vest and become exercisable in accordance with the following schedule: (a) 25% on each of the first four anniversaries of the date of grant for employees, and (b) in full on the six-month anniversary of the date of grant for directors. The Board has authority to accelerate the time at which an option may vest or be exercised. See “Corporate Changes” below for a description of how options vest upon a change in control of the Company.

The consideration to be paid for shares to be issued upon exercise of an option may be made by (a) delivery of cash or a check to the Company; (b) to the extent permitted by the applicable option agreement, delivery to the Company of shares of Common Stock already owned by the recipient having a fair market value on the date of surrender equal to the aggregate exercise price of the shares being purchased; or (c) by any other means approved by the Board, including through a broker-assisted, same-day sale program.

Effect of Recipient’s Termination of Employment or other Service, Death or Disability. The Board has the power to determine the period of time during which a recipient (or, if applicable, the recipient’s estate or representative) may exercise a stock option under the 2005 Plan following the termination of the recipient’s employment or other relationship with the Company, including upon the death or disability (within the meaning of Section 22(e)(3) of the Code) of the recipient. Such periods must be set forth in the agreement evidencing the option. The current form of option agreement under the 2005 Plan provides in general that a recipient shall have three months to exercise the vested portion of the option following termination of service with the Company, after which time the option shall expire and is no longer exercisable; in the case of members of the Company’s Board of Directors the period of time is generally three years. The unvested portion of the stock option cannot be exercised and is forfeited on the date of termination. However, under the form of option agreement, if a recipient’s employment or other service on behalf of the Company or an affiliate is terminated because of his or her death (which occurs while the recipient is either actively providing such services or within three months after the recipient’s termination for a reason other than cause), then the exercise period is extended to one year after the date of death. If the recipient is terminated because of a disability, the exercise period is also extended to one year after the date of termination. In no event, however, may a stock option be exercised after the expiration date of the option. In the case of a termination for “cause” under the form of stock option agreement (as defined therein), the option cannot be exercised and is forfeited both as to the vested and unvested shares subject to the option. The Board in its discretion may in the future change the form of option agreement to provide for shorter or longer exercise periods upon termination of service than the periods described above.

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For an option to retain its status as an ISO, the recipient must have been in the continuous employment of the Company or an affiliate since the date of grant of the ISO, and the ISO must be exercised within three months after the date the recipient ceases to be an employee of the Company or an affiliate. An option shall be considered an NSO if these requirements are not met.

Transferability. Options are not assignable or transferable by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the recipient, shall be exercisable only by the recipient. NSOs may, however, be transferred pursuant to a domestic relations order (within the meaning of Rule 16a-12) or as otherwise expressly permitted in the agreement evidencing such NSO.

Repricing. The 2005 Plan does not affirmatively give the Board authority, in the event of a decline in the value of the Company’s Common Stock, to replace outstanding higher priced options with new lower priced options, nor does it give the Board authority to reprice any out-of-the-money options.

Restricted Stock Awards, Restricted Stock Units and SARs

Generally. As a condition to the grant of a restricted stock award, restricted stock unit or SAR, each recipient must execute an agreement evidencing such award is not inconsistent with the 2005 Plan. The terms and conditions of each such agreement may change from time to time and agreements need not be identical, with certain exceptions noted below.

Restricted Stock Awards. The Board will determine the purchase price per share at the time of grant of a restricted stock award, which may not be less than the par value of the Common Stock. A restricted stock award may be awarded as a stock bonus with no cash purchase price to be paid by a recipient to the extent permitted under applicable law. At the time of the grant, the Board will also determine the permitted consideration for the payment of the purchase price, if any, which may be: (a) cash at the time of purchase; (b) services rendered or to be rendered to the Company; or (c) any other form of legal consideration that may be acceptable to the Board, subject to applicable law (including Delaware corporate law). Shares of Common Stock acquired under a restricted stock award may be subject to forfeiture or a share repurchase option in favor of the Company or an affiliate in accordance with a vesting schedule as determined by the Board.

Transferability. Rights to purchase or receive shares of Common Stock granted under a restricted stock award are transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock award agreement, as the Board shall determine in its discretion, and so long as the Common Stock awarded then remains subject to the terms of the restricted stock award agreement. Transferability of other awards will be as determined by the Board.

Restricted Stock Units. A restricted stock unit is a promise by the Company to issue shares of Common Stock equivalent to the number of units covered by the award at or after vesting of the Common Stock underlying the units. The Board will determine the consideration, if any, to be paid by the recipient upon delivery of each share of Common Stock subject to an award of a restricted stock unit that, to the extent required by applicable law, may not be less than par value. A recipient may settle a restricted stock unit by delivery of shares of Common Stock, their cash equivalent or any combination of the two. At the time of grant, the Board may also determine any restrictions or conditions to the vesting of the shares subject to the award or any other restrictions or conditions that delay delivery of such shares. Dividend equivalents may be credited in respect of restricted stock units as the Board determines. If the recipient’s service with the Company terminates for any reason, unvested restricted stock units will be forfeited unless the applicable award agreement provides otherwise.

SARs. An SAR, or stock appreciation right, entitles the recipient to a payment equal in value to the appreciation in the value of the underlying share of the Company’s Common Stock for a predetermined number of shares over a specified period. SARs will be denominated in shares of Common Stock equivalents. Payment may be made in shares of Common Stock, cash or any combination of the two, as the Board deems appropriate. The amount payable on the exercise of an SAR may not be greater than an amount equal to the excess of (1) the aggregate fair market value on the date of the exercise of the SAR of a number of shares of Common Stock equal to the number of shares of Common Stock equivalents in which the recipient is vested under such SAR (and with respect to which the recipient is exercising the SAR on such date), over (2) an amount that is determined by the Board at the time of grant. The Board may impose any restrictions it deems appropriate on the vesting of SARs. If the recipient’s service with the Company terminates for any reason, unvested SARs will be forfeited and the Company will automatically redeem vested SARs.

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Corporate Changes

Adjustment Provisions. Transactions not involving receipt of consideration by the Company, such as certain mergers, consolidations, reorganizations, stock dividends or stock splits, may change the type, class and number of shares of Common Stock subject to the 2005 Plan and outstanding awards. In such event, the 2005 Plan will be appropriately adjusted as to the type, class and the maximum number of shares of Common Stock subject to the plan, and outstanding awards will be adjusted as to the type, class, number of shares and price per share of Common Stock subject to such awards.

Change in Control. In the event of certain specified organizational changes, including but not limited to (a) a consolidation, merger, combination or reorganization of the Company, (b) the sale, lease or other disposition of all or substantially all of the assets, or a dissolution or liquidation, of the Company, or (c) a transaction or series of related transactions in which persons who were not stockholders of the Company immediately prior to acquiring Company capital stock as part of such transaction(s) become the owners of capital stock of the Company that represents more than 50% of the combined voting power of the Company’s outstanding capital stock, then the Board of Directors of the Company or the board of any corporation assuming the Company’s obligations may take any one or more actions as to outstanding awards under the 2005 Plan, including:

•	providing that such awards will continue in existence with appropriate adjustments or modifications, if applicable;

•	providing that such awards will be assumed, or equivalent awards substituted, by the acquiring or succeeding corporation (or an affiliate thereof);

•	upon written notice to the participants, providing that all unexercised options, or other awards to the extent they are unexercised or unvested, will terminate immediately prior to the consummation of such transaction unless exercised within a specified period;

•	in the event of a consolidation, merger, combination, reorganization or similar transaction under the terms of which holders of the Common Stock of the Company will receive a cash payment per share surrendered in the transaction, making or providing for an equivalent cash payment in exchange for the termination of such awards; or

•	providing that all or any outstanding awards shall become vested or exercisable in full or in part at or immediately prior to such event.

In 2005, the Board adopted a Change in Control Severance Benefit Plan (the “Severance Plan”), which provided, among other things, that all outstanding awards shall become vested and exercisable in full upon a change in control of the Company (a “Single Trigger Acceleration”). In July 2006, the Board amended the Severance Plan to provide that, upon a termination of employment following a change in control, all outstanding awards shall become vested and exercisable in full (a “Double Trigger Acceleration”). In April 2007, the Compensation Committee recommended and the Board adopted revised stock option agreements, restricted stock agreements and restricted stock unit agreements for all awards made in March 2007 and thereafter that provide for Double Trigger Acceleration. This action did not alter awards before March 2007.

Changes to Incumbent Board. The Board or its designee may also provide for the accelerated vesting or exercisability of an award under the 2005 Plan (including the lapse of any reacquisition or repurchase rights in favor of the Company) upon the occurrence of a change in the incumbent board (as defined below) in an option agreement or other stock award agreement at the time of grant of the award, or at any time thereafter. A “change in the incumbent board” is deemed to occur if the existing members of the Board on the date the 2005 Plan is initially adopted by the Board cease to constitute at least a majority of the members of the Board, with certain exceptions. In that regard, any person that becomes a new Board member after the adoption of the 2005 Plan shall be deemed a member of the incumbent board for this purpose if his or her election or appointment was approved or recommended by a majority vote of the members of the existing incumbent board who are then still in office.

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Tax Matters

Incentive Stock Options. In general, taxable income is recognized with respect to an ISO only upon the sale of Common Stock acquired through the exercise of the ISO (“ISO Stock”) and not in connection with the grant or exercise of such ISO. However, the exercise of an ISO may subject the recipient to the alternative minimum tax. The tax consequences of selling ISO Stock will vary with the length of time that the recipient has owned the ISO Stock at the time it is sold. If the recipient sells ISO Stock after having owned it for the greater of (a) two years from the date the option was granted, and (b) one year from the date the option was exercised, then the recipient will recognize a long-term capital gain in an amount equal to the excess of the amount realized by the recipient on the sale price of the ISO Stock over the exercise price. If the recipient sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the grant date and one year from the exercise date (a “Disqualifying Disposition”), then the gain recognized by the recipient will be ordinary compensation income to the extent of the fair market value of the ISO Stock on the date the option was exercised over the exercise price and the remaining gain, if any, will be a capital gain. Any capital gain realized by the recipient from the sale of ISO Stock will be a long-term capital gain if the recipient has held the ISO Stock for more than one year prior to the date of sale. If a recipient sells ISO Stock for less than the exercise price, then the recipient will recognize a capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the recipient has held the ISO Stock for more than one year to the date of sale.

Nonstatutory Stock Options. As with ISOs, the grant of NSOs with an exercise price per share that is at least equal to the fair market value of a share of Common Stock on the date of grant does not result in the recognition of taxable income to the recipient. The exercise of an NSO results in the recognition of ordinary income to the recipient in the amount by which the fair market value of the Common Stock acquired through the exercise of the NSO (“NSO Stock”) on the exercise date exceeds the exercise price. If the NSO Stock is not sold upon exercise, the recipient acquires a tax basis in the NSO Stock equal to the effective fair market value of the stock on the day of exercise (i.e., the exercise price plus any income recognized upon the exercise of the option). The sale of NSO Stock generally will result in the recognition of a capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the recipient’s tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the recipient has held the NSO Stock for more than one year prior to the date of the sale and any such capital gain may be eligible for the lower capital gains rate if held for more than a year.

Notwithstanding the above, in the case of an award of an in-the-money NSO (i.e., an NSO with a below-fair market value exercise price on the date of grant), this will generally be deemed to result in a deferral of compensation for purposes of Section 409A of the Code. Non-compliance with Section 409A can result in the imposition of income tax and penalties on a recipient at the time of grant of the option or upon later vesting.

Federal Income Tax Consequences to the Company in connection with Stock Options. The grant and exercise of ISOs and NSOs generally have no direct tax consequences to the Company. The Company generally will be entitled to a compensation deduction with respect to any ordinary income recognized by a recipient, including income that results from the exercise of a NSO or a Disqualifying Disposition of an ISO. Any such deduction will be subject to the limitations of Section 162(m) of the Code, unless certain requirements are satisfied. The Company has a statutory obligation to withhold appropriate income taxes from the ordinary income that is realized from the exercise of NSOs by employees.

Restricted Stock Awards and Stock Bonuses. Restricted stock awards and stock bonuses granted under the 2005 Plan generally have the following federal income tax consequences.

Upon acquisition of the stock, the recipient normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax-reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient.

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Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to recipients who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Stock Appreciation Rights. No taxable income is realized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the SAR or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the requirements of Section 162(m) of the Code, as described below, and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the recipient.

Notwithstanding the above, an SAR is considered deferred compensation for purposes of Section 409A of the Code unless the following criteria are met: (1) the SAR can be settled only in stock of the service recipient, (2) the recipient cannot elect upon exercise of the SAR to defer payout of the stock to a later date, and (3) the SAR pays only the excess in value of the underlying stock on the exercise date over the value of such stock on the grant date. Non-compliance with Section 409A can result in the imposition of income tax and penalties on a recipient at the time of grant of the SAR or upon later vesting.

Restricted Stock Units. A recipient does not have taxable ordinary income upon the grant of a restricted stock unit. Ordinary income arises on the actual or constructive receipt of the stock underlying the units (or upon receipt of cash, if the restricted stock unit is settled in cash), which generally occurs when the restricted stock units vest. The Board may permit deferral of the payout of the restricted stock or cash to a date beyond the vesting date, in which case the recognition of ordinary income is delayed until the date of receipt (assuming that Section 409A of the Code does not require earlier recognition of income).

Section 409A of the Code provides that a restricted stock unit does not result in the deferral of compensation if the stock must be issued shortly after vesting occurs. If the recipient has the right to elect to defer payout of the stock to a future taxable year, this will be considered a deferred compensation arrangement under Section 409A. Non-compliance with Section 409A can result in the imposition of income tax and penalties on a recipient at the time of grant of the restricted stock unit or upon later vesting.

Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options and SARs will generally qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

Awards to purchase restricted stock and stock bonus awards will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount — or formula used to calculate the amount — payable upon attainment of the performance goal).

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The foregoing is only a summary of the effect of federal income taxation upon the recipient and the Company with respect to awards granted under the 2005 Plan. It does not purport to be complete and does not discuss the tax consequences arising in the event of a recipient’s death or the income tax laws of the municipality, state or foreign country under which the recipient’s income may be taxable.

New Plan Benefits

Awards of stock options, restricted stock, restricted stock units and SARs made to eligible participants under the 2005 Plan are subject to the discretion of the Board, upon recommendation by the Compensation Committee and, therefore, are not determinable at this time.

Each grant of an ISO under the 2005 Plan will be made at fair market value on the date of grant; the Company expects that each grant other than for ISOs will be made with an exercise price at or near the fair market value of the Company’s Common Stock on the day of grant. Prices and consideration for restricted stock awards, restricted stock units and SARs under the 2005 Plan will be as determined by the Board. The value of each such grant and award may depend on the market value of the Company’s Common Stock on the day of exercise and therefore cannot be determined or estimated at this time. The market value of the Company’s Common Stock on April 16, 2013 was $2.51 per share.

Approval of the 2013 Amendment to the 2005 Plan to increase the number of shares reserved for issuance under such plan by 4,000,000 shares requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter. Abstentions and broker non-votes will not be counted as shares voting on such matter and accordingly will have no effect on the approval of this Proposal 4.

FOR PROPOSAL 4, THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ADOPTION OF THE 2013 AMENDMENT TO INCREASE THE NUMBER OF SHARES BY 4,000,000 UNDER THE 2005 STOCK INCENTIVE PLAN.

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PROPOSAL 5 – APPROVAL OF 2013 EMPLOYEE STOCK PURCHASE PLAN

We are asking you to adopt and approve our 2013 Employee Stock Purchase Plan (“ESPP”). The Board believes that the adoption and approval of the ESPP is advisable and in the best interests of our stockholders. The Board unanimously approved the ESPP on April 11, 2013, and recommends that the Company’s stockholders adopt and approve the ESPP. Subject to stockholder approval, the ESPP is scheduled to become effective on August 1, 2013. Approval of the ESPP will allow us to make stock purchase benefits available to eligible employees. The Board believes that the ESPP will assist in the retention of current employees and hiring of new employees, and will provide our employees with an incentive to contribute to our success by providing an opportunity to acquire shares of Common Stock.

A summary of the ESPP is set forth below. This description of the ESPP is a summary only and is qualified by and subject to the full text of the ESPP, which is attached to this proxy statement as Appendix C.

Purpose

The purpose of the ESPP is to enable our eligible employees and eligible employees of our subsidiaries to purchase shares of Common Stock and thereby enhance their sense of participation in the affairs of the Company. The ESPP would enable eligible employees to purchase, through payroll deductions, shares of Common Stock at a discount from the market price of the stock at the time of purchase. The ESPP is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code.

Administration

The Compensation Committee of the Board (the “Compensation Committee”) will administer the ESPP, but is authorized to delegate its duties and authority to officers and employees of the Company in its discretion and to the extent permitted by applicable law. All determinations and decisions by the Compensation Committee regarding the interpretation and application of the ESPP will be final and binding on all parties. The Compensation Committee may adopt, amend, rescind and interpret rules or procedures relating to the administration of the ESPP as it deems necessary or advisable.

Eligibility

Our employees who (i) customarily work at least 20 hours per week, (ii) customarily work more than five months in a calendar year, and (iii) have been employed by the Company no less than five days as of the first day of an offering period are eligible to participate in the ESPP. The Compensation Committee may establish additional eligibility requirements prior to the commencement of the applicable offering period. An employee who is an eligible employee on the first day of any offering period may elect to participate in the ESPP for such offering period. However, no employee is eligible to participate in the ESPP if, immediately after the election to participate, such employee would own stock (including stock such employee may purchase under outstanding rights under the ESPP) representing 5% or more of the total combined voting power or value of all classes of our stock. In addition, no employee is permitted to participate if the rights of the employee to purchase Common Stock under the ESPP and all employee stock purchase plans maintained by us or our subsidiaries would accrue at a rate that exceeds $25,000 (or such other maximum as may be prescribed from time to time by the Code) of the fair market value of such stock (determined at the time the right is granted) for each calendar year. The Company expects that approximately 150 persons would be eligible to participate in the ESPP on the scheduled effective date.

Stock Subject to the ESPP

If approved, the ESPP would reserve an aggregate number of shares of Common Stock for issuance under the ESPP equal to the lesser of (a) 2,000,000 shares increased on each anniversary of the adoption of the Plan by 5%, and (b) 3,000,000 shares. If any right to purchase shares under the ESPP expires or terminates for any reason without having been exercised in full or ceases for any reason to be exercisable in whole or in part, the unpurchased shares of Common Stock subject to such right will again be available for purchase under the ESPP.

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Participation

Eligible employees become participants in the ESPP by completing a subscription agreement and filing it with us no later than five business days before the first day of an offering period (unless the Compensation Committee has set a later time for the filing of such subscription agreement or a participant’s previous payroll deduction authorization is automatically applied to a new offering period as described under “Terms—Price and Payment” below). Each employee who is a participant in the ESPP on the last day of a purchase period is deemed to have elected to purchase the maximum number of whole shares of Common Stock that can be purchased with the compensation withheld during the purchase period within the applicable offering period.

Terms

Offerings; Purchase Dates. Offering periods under the ESPP will be consecutive and overlapping 24-month periods that commence every six months on August 1 and February 1 and end 24 months later on July 31 or January 31, with each offering period having four six-month purchase periods that commence on August 1 or February 1 and end on January 31 or July 31 each year during the offering period, unless the offering period is terminated earlier. Purchases will be made on the last trading day of each purchase period (the “purchase date”). Our Compensation Committee may change the frequency and duration of offering periods and purchase dates under the ESPP, in accordance with Section 423 of the Code.

Price and Payment. Employees electing to participate in the ESPP for an offering period will authorize us to automatically deduct after-tax dollars for each payroll period in an offering period. Participants may authorize no more than 15% (in whole percentages) of their compensation to be withheld through payroll deductions per payroll period at any time. The accumulated deductions will be applied to the purchase of whole shares on each semi-annual purchase date of each offering period then in progress in accordance with such participant’s applicable subscription agreement. Compensation for purposes of the ESPP includes the following forms of cash compensation paid to or earned by an employee: base wages, salary, overtime, payments for paid time off and holidays, bereavement pay, jury/witness duty pay, pay during a period of suspension, compensation deferred pursuant to Section 401(k) or Section 125 of the Code, distributions under any nonqualified deferred compensation plan and any other compensation or remuneration that the Compensation Committee or the Board approves as “compensation” in accordance with Section 423 of the Code. A maximum of 25,000 shares may be purchased by any employee on any single purchase date.

For each purchase period, the purchase price per share will be equal to 85% of the fair market value per share on the first day of the offering period or, if lower, 85% of the fair market value per share on the last day of the purchase period (the purchase date). The fair market value of a share of Common Stock on any date will equal the closing price of a share of Common Stock on the NASDAQ Global Select Market on the date of determination (or the next preceding trading day), as reported in The Wall Street Journal or such other source as our Compensation Committee deems reliable.

If the fair market value of the shares of Common Stock on any purchase date during an offering period is less than the fair market value of the shares of Common Stock on the first day of the offering period, participant’s accumulated payroll deductions for such offering period will be applied to purchase shares of Common Stock on that purchase date and that offering period will then terminate. A participant’s payroll deduction authorization for the terminated offering period will automatically be applied to the next offering period and any subscription agreement and applicable payroll deduction authorization previously submitted by the participant for such next offering period will be deemed revoked unless the participant expressly elects otherwise.

Termination of Participation. Employees may end their participation in an offering at any time at least 15 business days before a purchase date, and participation ends automatically on termination of employment with us or one of our subsidiaries or affiliates or failure to qualify as an eligible employee. Upon such termination of the employee’s participation in the ESPP, such employee’s payroll deductions not already used to purchase stock under the ESPP will be returned to the employee without interest.

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Adjustment Provisions

Certain transactions with our stockholders not involving our receipt of consideration, such as a stock split, spin-off, stock dividend, or certain recapitalizations, may affect the price of shares of Common Stock. We refer to these transactions as equity restructurings. Other types of transactions, which we refer to as corporate transactions, may also affect shares of Common Stock, such as a dividend or other distribution, reorganization, merger, or other changes in corporate structure. In the event of (i) an equity restructuring or (ii) if the Board or the Committee determines that adjustments would be appropriate to prevent dilution or enlargement of benefits under the ESPP, a corporate transaction, the Board or the Committee will equitably adjust (a) the class of shares of Common Stock issuable and the maximum number of shares of Common Stock available under the ESPP, (b) the class and number of shares of Common Stock and the purchase price per share of Common Stock with respect to any outstanding right to purchase shares of Common Stock under the ESPP, and (c) the class and maximum number of shares of Common Stock that may be issued to a participant during any purchase period, provided, that no such adjustment may be made unless the Board or the Committee, as applicable, is satisfied that it will not constitute a modification of the rights granted under the Plan or otherwise disqualify the Plan as an employee stock purchase plan under the provisions of Section 423 of the Code.

In the event of (i) a merger or similar transaction in which we are not the surviving corporation or that results in our stockholders ceasing to own shares of Common Stock, (ii) a sale of all or substantially all of our assets, (iii) an acquisition resulting in ownership of more than 50% of the shares of Common Stock by any one person (or more than one person acting as a group) that did not own more than 50% of the shares of Common Stock immediately prior to the acquisition, or (iv) the replacement during any 12-month period of a majority of the directors of the Board by new directors whose appointment was not endorsed by a majority of the directors of the Board prior to the date of the appointment or election, each offering period then in progress will continue unless otherwise provided by the Board or the Compensation Committee, which may in its discretion (a) if the Company is merged with or acquired by another corporation, provide that each outstanding right will be assumed or exchanged for a substitute right granted by the acquiror or successor corporation, (b) cancel each right to purchase shares of Common Stock and return any unused payroll deductions to the participants, or (c) terminate any and all purchase periods on or before the date of the proposed transaction. In the event of our proposed dissolution or liquidation, each offering period then in progress will be cancelled immediately prior to the consummation of such dissolution or liquidation and accumulated payroll deductions will be returned to Participants, unless our Compensation Committee or the Board provides otherwise in its sole discretion.

Amendment and Termination of the ESPP

The Board may at any time and for any reason amend, suspend or terminate the ESPP. In general, no amendment may affect an offering period in progress at the time of the amendment or may adversely affect the rights of any participant without such participant’s consent unless such amendment is required to satisfy the requirements of Section 423 of the Code, is made in connection with a transaction described above under “Adjustment Provisions,” or is determined by the Board to be advisable in the event of changes to the financial accounting treatment for the ESPP (as described below), nor may any amendment be made without approval of our stockholders within twelve (12) months of its adoption by the Board if such amendment would increase the number of shares that may be issued under the ESPP or change the designation of the corporations whose employees (or class of employees) are eligible to participate in the ESPP or otherwise would be treated as the adoption of a new plan under Section 423 of the Code.

Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board is entitled to make such amendments to the ESPP as it determines are advisable if the continuation of the ESPP or any offering period would result in financial accounting treatment for the ESPP that is different from the financial accounting treatment in effect on the date the ESPP was initially adopted by the Board.

Federal Income Tax Information

The following is a general summary under current law of the material federal income tax consequences to participants in the ESPP. This summary deals with the general tax principles that apply and is provided only for general information. Certain types of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant to a participant in light of his or her personal investment circumstances. This summarized tax information is not tax advice. The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. The ESPP is not subject to any provisions of the Employee Retirement Income Security Act of 1974. Under the applicable Code provisions, no income will be taxable to a participant until the sale or other disposition of the shares of Common Stock purchased under the ESPP (the “ESPP shares”). Upon such sale or disposition, the participant will generally be subject to tax in amount that depends upon the participant’s holding period with respect to the ESPP shares. If the ESPP shares are sold or disposed of more than two years from the first day of the offering period and more than one year from the date of purchase, or upon the participant’s death while owning the ESPP shares, the participant will recognize ordinary income measured as the lesser of (1) the excess of the fair market value of the ESPP shares at the time of such sale or disposition over the purchase price or (2) an amount equal to 15% of the fair market value of the ESPP shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the ESPP shares held for the periods described above are sold and the sale price is less than the purchase price, there is no ordinary income and the participant has a long-term capital loss equal to the difference between the sale price and the purchase price. If shares are sold or otherwise disposed of before the expiration of the holding periods described above, other than following the participant’s death while owning the shares, the participant will recognize ordinary income generally measured as the excess of the fair market value of the ESPP shares on the date the ESPP shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the participant’s holding period with respect to the ESPP. We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above. We will treat any transfer of record ownership of shares as a disposition, unless we are notified to the contrary. In order to enable us to learn of dispositions prior to the expiration of the holding periods described above and ascertain the amount of the deductions to which we are entitled, participating employees will be required to notify us in writing of the date and terms of any disposition of shares purchased under the ESPP.

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New Plan Benefits

The amounts of future stock purchases under the ESPP are not determinable because, under the terms of the ESPP, purchases are based upon elections made by participants. Future purchase prices are not determinable because they are based upon fair market value of shares of Common Stock.

Approval of the ESPP requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter. Abstentions and broker non-votes will not be counted as shares voting on such matter and accordingly will have no effect on the approval of this Proposal 5.

FOR PROPOSAL NO. 5, THE BOARD RECOMMENDS THAT THE STOCKHOLDERS APPROVE
THE EMPLOYEE STOCK PURCHASE PLAN

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 16, 2013 with respect to the beneficial ownership of shares of Common Stock by (i) each person (including any group) known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) the directors of the Company and nominees, (iii) the Named Executive Officers of the Company as identified in the “Summary Compensation Table” below, and (iv) all current directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)		Percent of Class Outstanding(2)
FMR LLC 82 Devonshire St Boston, MA 02109	18,872,588	(3)	12.5%

RA Capital Management, LLC 20 Park Plaza, Suite 1200 Boston, MA 02116	14,411,748	(4)	9.5%

Satellite Overseas (Holdings) Limited c/o Barleigh Wells Limited 7 Hill Street, Douglas, Isle of Man United Kingdom IM1 1EF	12,500,000	(5)	8.3%

BlackRock, Inc.	8,326,166	(6)	5.5%
40 East 52nd Street
New York, NY 10022

Directors, Nominees and Executive Officers
Richard H. Douglas, Ph.D.	220,000	(7)	*
Gary C. Evans	781,558	(8)	*
John O. Marsh, Jr., J.D.	201,000	(9)	*
Michael A. McManus, Jr., J.D.	251,385	(10)	*
Rajiv I. Modi, Ph.D.	12,500,000	(11)	8.3%
James F. Young, Ph.D.	615,000	(12)	*
Frederick W. Driscoll	422,500	(13)	*
Stanley C. Erck	670,500	(14)	*
Gregory M. Glenn, M.D.	331,833	(15)	*
Timothy J. Hahn, Ph.D.	137,500	(16)	*
Russell P. Wilson	118,750	(17)	*
All current directors and executive officers as a group (11 persons)	16,250,026		10.6%

*	percentage is less than 1% of the total number or outstanding shares or the Company’s Common Stock.

(1)	Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to shares of the Company’s Common Stock. Unless otherwise indicated, each party named in the table has sole voting and investment power over the shares beneficially owned. With respect to each person or group, percentages are calculated based on the number of shares beneficially owned, including shares that may be acquired by such person or group within 60 days of April 16, 2013 upon the exercise of stock options, warrants or other purchase rights, but not the exercise of options, warrants or other purchase rights held by any other person. The address of each director, nominee and Named Executive Officer of the Company is c/o Novavax, Inc., 9920 Belward Campus Drive, Rockville, Maryland 20850.

(2)	Percentages have been calculated based on 151,259,817 shares of the Company’s Common Stock outstanding as of April 16, 2013.

(3)	As reported by FMR LLC on Schedule 13G/A as filed on February 14, 2013. FMR LLC stated that Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR LLC and an investment adviser registered under the Investment Advisers Act of 1940 (“Investment Advisers Act”), is the beneficial owner of 18,872,588 shares of common stock as a result of acting as investment adviser to various investment companies registered under the Investment Company Act of 1940. Edward C. Johnson 3d (Chairman of FMR LLC) and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 18,872,588 shares owned by the funds. Neither FMR LLC nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds’ Boards of Trustees.

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(4)	As reported by RA Capital Management, LLC (“Capital”) on Schedule 13G/A as filed on February 14, 2013. Capital, RA Capital Healthcare Fund, L.P. (“RA”) and Peter Kolchinsky, the manager of RA Capital Management, LLC, which is the investment adviser and sole general partner of RA and serves as the investment adviser to a separate discretionary account. RA beneficially owns 8,250,125 shares of Common Stock, Capital, as the investment adviser and sole general partner of RA and investment adviser to an account owned by a separate investment vehicle which holds shares of the Company's Common Stock, and Mr. Kolchinsky as the manager of Capital, each beneficially own 14,411,748 shares of Common Stock of the Company.

(5)	As reported by Satellite Overseas (Holdings) Limited (“SOHL”) on Schedule 13D/A filed on October 7, 2009. SOHL has pledged the shares to Allahabad Bank in connection with a financing and may not sell or otherwise encumber the shares without the bank’s consent until the financing has been repaid in full. SOHL is a wholly-owned subsidiary of Cadila Pharmaceuticals Ltd., of which Dr. Modi is a managing director.

(6)	As reported by BlackRock, Inc. (“BlackRock”) on Schedule 13G as filed on January 30, 2013. BlackRock is a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G ).

(7)	Includes 70,000 shares of Common Stock issuable upon the exercise of options.

(8)	Includes 520,000 shares of Common Stock issuable upon the exercise of options and warrants to purchase 33,878 shares of Common Stock. Also includes 4,000 shares owned of record by Gary Evans Custodian for Dustin Evans UTMA/TX and 4,000 shares owned by record by Gary Evans Custodian for Casey Evans UTMA/TX.

(9)	Includes 165,000 shares of Common Stock issuable upon the exercise of options.

(10)	Includes 165,000 shares of Common Stock issuable upon the exercise of options and warrants to purchase 8,795 shares of Common Stock.

(11)	Consists of 12,500,000 shares owned by Satellite Overseas (Holdings) Limited, a wholly-owned subsidiary of Cadila Pharmaceuticals Ltd. Dr. Modi is a managing director of Cadila Pharmaceuticals Ltd.

(12)	Includes 315,000 shares of Common Stock issuable upon the exercise of options.

(13)	Includes 392,500 shares of Common Stock issuable upon the exercise of options.

(14)	Includes 607,500 shares of Common Stock issuable upon the exercise of options.

(15)	Includes 302,833 shares of Common Stock issuable upon the exercise of options.

(16)	Includes 87,500 shares of Common Stock issuable upon the exercise of options.

(17)	Consists of 68,750 shares of Common Stock issuable upon the exercise of options and 33,334 shares of restricted stock that are not yet vested.

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INFORMATION REGARDING THE BOARD OF DIRECTORS,
CERTAIN COMMITTEES AND CORPORATE GOVERNANCE MATTERS

On March 2, 2013, the Board of Directors determined, upon a recommendation by the Nominating and Corporate Governance Committee, that, with the exception of Dr. Modi and Mr. Erck, all of the members of the Board are “independent” directors, as that term is defined in the NASDAQ listing standards. Mr. Erck is currently an executive officer of the Company. Dr. Modi is not an “independent” director due to his interest in Cadila and the joint venture it has with the Company, as described in the section titled “Certain Relationships and Related Transactions.”

The Board of Directors met five (5) times during 2012 and acted by written consent in lieu of a meeting two (2) times. In addition, the non-employee directors met five (5) times in executive session during the same period. Each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors they were eligible to attend and the total number of meetings held by all committees on which they served.

Recognizing that director attendance at the Company’s annual meetings of stockholders can provide stockholders with an opportunity to communicate with members of the Board, Novavax strongly encourages (but does not require) members of the Board to attend such meetings. Drs. Douglas, Modi and Young and Messrs. Erck, Evans, Marsh and McManus attended the 2012 Annual Meeting of Stockholders.

Leadership Structure and Risk Oversight

The Board of Directors has elected to separate the roles of Chief Executive Officer and Chairman of the Board. On April 19, 2011, Mr. Erck was elected to the role of President and Chief Executive Officer and Dr. Young was elected as Chairman of the Board. Mr. Erck served as Executive Chairman from February 2010 until April 19, 2011.

The Chief Executive Officer and Chairman work closely together to execute the strategic plan of the Company. The Chairman mentors and advises the senior scientific team, provides an extensive network of contacts, and reports regularly to the Board of Directors. The Company believes that the combination of Mr. Erck as the President and Chief Executive Officer and Dr. Young as the Chairman of the Board is an effective leadership structure for Novavax. The additional avenues of communication between the Board and management associated with having Dr. Young serve as Chairman provides the basis for the proper functioning of the Board and its oversight of management.

Management of the Company is primarily responsible for managing the risks Novavax faces in the ordinary course of operating the business. The Board actively oversees potential risks and risk management activities by receiving operational and strategic presentations from management, which include discussions of key risks to the business. In addition, the Board has delegated risk oversight to each of its key committees within their areas of responsibility. For example, the Audit Committee assists the Board in its risk oversight function by reviewing and discussing with management the system of disclosure controls and internal controls over financial reporting and discusses the key risks facing the Company and the processes or actions being taken to mitigate those risks. The Nominating & Corporate Governance Committee assists the Board in its risk oversight function by periodically reviewing and discussing with management important compliance and quality issues. The Compensation Committee assists the Board in its risk oversight function by overseeing strategies with respect to incentive compensation programs and key employee retention issues. The Finance Committee assists the Board with risks associated with the Company’s cash investment policies and capital raising needs and strategies. The Board committees are chaired by independent directors and, at each Board meeting, each of the committee chairmen delivers a report to the full Board on the activities and decisions made by the committees at recent meetings. There is also a significant amount of cross-over of the membership of the various committees, allowing information to flow freely outside of a full board meeting.

Committees of the Board

The Board of Directors of Novavax currently has four standing committees: a Compensation Committee, an Audit Committee, a Nominating and Corporate Governance Committee and a Finance Committee. In addition to the descriptions below, please refer to the “Compensation Committee Report” and “the Audit Committee Report” included in this Proxy Statement.

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Compensation Committee

The Compensation Committee of the Board of Directors currently consists of four directors - Dr. Young (Chairman), Dr. Douglas, Mr. Marsh and Mr. McManus. Each is a “non-employee director,” as defined by Rule 16b-3 of the Exchange Act, “outside director,” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and an “independent director,” as defined by the listing standards of NASDAQ.

The Compensation Committee reviews and recommends salaries and other compensatory benefits for the employees, executive officers and directors of Novavax. The Compensation Committee also recommends actions to administer the equity incentive plans of the Company and recommends stock option grants and other awards for employees, executive officers and directors of Novavax. The Compensation Committee acts pursuant to a written charter, a copy of which is posted on the Company website at novavax.com. The Compensation Committee reviews and evaluates the charter annually to ensure its adequacy and accuracy. In 2012, the Compensation Committee did not approve any revisions to its charter, although in January 2013, the Compensation Committee reviewed and approved its charter in its current form. The Committee is tasked with meeting at least four times during the year, and more frequently, if necessary. During 2012, the Compensation Committee met four (4) times and did not act by written consent in lieu of a meeting.

As set forth in its charter, the Committee’s authority and responsibilities include but are not limited to:

•	providing advice and guidance with respect to the Company’s compensation strategy and philosophy;

•	evaluating and providing recommendations regarding executive compensation programs tied to the strategic and financial objectives of the Company and which will motivate and incentivize executives by tying their compensation to the Company’s performance and stockholder returns;

•	reviewing and recommending to the Board the goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, annually evaluating the Chief Executive Officer’s performance, and recommending to the independent members of the Board the Chief Executive Officer’s total compensation package;

•	annually reviewing and making recommendations regarding executive officers and senior management compensation; and

•	evaluating and making recommendations annually regarding the appropriate level and form of compensation for members of the Board and its committees.

The Compensation Committee has the authority to engage independent compensation consultants or advisors, as it may deem appropriate in its sole discretion, and to approve related fees and retention terms of such consultants or advisors.

The Compensation Committee routinely holds meetings, some of which management attends, as well as executive sessions without management, where compensation is discussed. The Chairman of the Compensation Committee is responsible for leadership of the Committee and sets meeting agendas.

The Committee may request that any executive officer or employee of the Company, outside counsel or consultant attend Committee meetings or confer with any members of, or consultants to, the Committee. The Committee is supported in its efforts by the Company’s legal and human resources teams, to which the Committee delegates authority for certain administrative functions. The Chief Executive Officer gives performance assessments and compensation recommendations for each executive officer of the Company (other than himself). The Chairman gives performance assessments and compensation recommendations for the Chief Executive Officer. The Compensation Committee considers the Chief Executive Officer’s and the Chairman’s recommendations and the information provided by the human resources team in its deliberations regarding executive compensation and sets the compensation of the executive officers based on such deliberations and recommends that the Board of Directors ratify such compensation. The Chief Executive Officer and the Executive Director of Human Resources and Administration generally attend Compensation Committee meetings but are not present for executive sessions or any discussion of their own compensation.

Audit Committee

The Audit Committee currently consists of three directors - Mr. McManus (Chairman), Dr. Douglas and Mr. Evans. Each is a “non-employee director,” as defined by Rule 16b-3 of the Exchange Act, “outside director,” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and an “independent director,” as defined by the listing standards of NASDAQ. The Audit Committee met five (5) times in 2012 and did not act by written consent in lieu of a meeting.

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The Board has determined that each of Mr. McManus and Mr. Evans qualifies as an “audit committee financial expert” as that term is defined by the rules and regulations of the SEC, and is financially sophisticated as required by the listing standards of NASDAQ.

The Audit Committee acts pursuant to the Audit Committee Charter as adopted by the Board. A copy of the charter is available on the Company website at novavax.com. The Audit Committee reviews and evaluates the charter annually to ensure its adequacy and accuracy, and is charged with performing an annual self-evaluation with the goal of continuing improvement. In 2012, the Audit Committee approved revisions to its charter. The Audit Committee reviewed and approved its charter in its current form in January 2013.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company. To this end, the Committee meets with the Company’s independent registered public accounting firm to discuss the scope and results of its examination and reviews the financial statements and reports contained in the Company’s periodic and other filings. The Audit Committee also reviews the adequacy and efficacy of the Company’s accounting, auditing and financial control systems, as well as the Company’s disclosure controls and procedures; monitors the adequacy of the Company’s accounting and financial reporting processes and practices; and considers any issues raised by its members, the Company’s independent registered public accounting firm and the Company’s employees. To assist in carrying out its duties, the Audit Committee is authorized to investigate any matter brought to its attention, retain the services of independent advisors (including legal counsel, auditors and other experts), and receive and respond to concerns and complaints relating to accounting, internal accounting controls and auditing matters. The Audit Committee regularly meets with both the Company’s management and its independent auditor collectively and, at times, independently and without the other present, and meets in executive session without management or the independent auditor present.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee (the “Governance Committee”) currently consists of four directors - Messrs. Evans (Chairman), Marsh and McManus, and Dr. Young. Each is a “non-employee director,” as defined by Rule 16b-3 of the Exchange Act, “outside director,” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and an “independent director,” as defined by the listing standards of NASDAQ. The Governance Committee met three (3) times during 2012 and took no action by written consent in lieu of a meeting.

The Governance Committee acts pursuant to a written charter, a copy of which is available on the Company website at novavax.com. The Governance Committee reviews and evaluates the charter annually to ensure its adequacy and accuracy. In 2012, the Governance Committee did not approve any revisions to its charter, although it reviewed and approved its charter in its current form in January 2013.

As provided in the charter, the primary function of the Governance Committee is to assist the Board in fulfilling its responsibilities by: reviewing and making recommendations to the Board regarding the Board’s size, structure and composition; establishing criteria for Board membership; identifying and evaluating candidates qualified to become members of the Board, including candidates proposed by stockholders; selecting, or recommending for selection, director nominees to be presented for approval at the annual meeting of stockholders and to fill vacancies on the Board; evaluating Company policies relating to the recruitment of Board members; developing and recommending to the Board corporate governance policies and practices applicable to the Company; monitoring compliance with the Company’s Code of Business Conduct and Ethics and handling such other matters as the Board or committee deems appropriate. The Governance Committee’s goal is to contribute to the effective representation of the Company’s stockholders and to play a leadership role in shaping the Company’s corporate governance.

As noted above, it is the Governance Committee’s responsibility to review and evaluate director candidates, including candidates submitted by stockholders. In performing its evaluation and review, the Governance Committee does not differentiate between candidates based on the proposing constituency, but rather applies the same criteria to each candidate.

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Nomination Procedures

Stockholders who wish to nominate qualified candidates to serve as directors of the Company may do so in accordance with the procedures set forth in the Company’s Amended and Restated By-laws (the “By-laws”), which procedures did not change during the last fiscal year. As set forth in the By-laws, a stockholder must notify the Company in writing, by notice delivered to the attention of the Secretary of the Company at the address of the Company’s principal executive offices, of a proposed nominee. In order to ensure meaningful consideration of such candidates, notice must be received not less than 60 days nor more than 90 days prior to the meeting. However, if the Company does not give notice or make public disclosure of the date of the meeting at least 70 days prior to the meeting date, notice will be considered timely if it is received no later than the close of business on the 10th day following the date on which such notice was given or public disclosure was made (whichever occurred first).

The notice must set forth as to each proposed nominee:

•	name, age, business address and residence address;

•	his or her principal occupation or employment;

•	the class and number of shares of capital stock and other securities of the Company, if any, which are beneficially owned by such nominee and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power or economic interest of, such person with respect to the Company’s securities; and

•	any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations, or is otherwise required, in each case pursuant to applicable law.

The notice must also set forth with respect to the stockholder giving the notice and each Stockholder Associated Person:

•	the name and address, as they appear on the Company’s books, of such stockholder;

•	a description of all direct and indirect compensation and other material monetary arrangements, agreements or understandings during the past three years, and any other material relationship, if any, between or concerning such stockholder and each Stockholder Associated Person, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, on the other hand;

•	the number of shares of capital stock and other securities of the Company that are owned by such person; and

•	any derivative positions held of record or beneficially by such person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power or economic interest of, such person, with respect to the Company’s securities.

In addition, any nominee proposed by a stockholder shall complete a questionnaire, in a form provided by the Company, and such completed questionnaire shall be submitted promptly, and in any event within 10 days, after the Company provides the form of such questionnaire. The Company may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of the nominee to serve as a director. Nominations received through this process will be forwarded to the Governance Committee for review.

The Governance Committee strives to maintain a board of directors with a diverse set of skills and qualifications, to ensure that the board of directors is adequately serving the needs of the Company’s stockholders. Before evaluating director candidates, the Governance Committee reviews the skills and qualifications of the directors currently serving on the Board and identifies any areas of weakness or skills of particular importance. On the basis of that review, the Governance Committee will evaluate director candidates with those identified skills. While the Governance Committee does not have a formal policy on Board diversity, the committee takes into account a broad range of diversity considerations when assessing director candidates, including individual backgrounds and skill sets, professional experiences and other factors that contribute to the Board having an appropriate range of expertise, talents, experiences and viewpoints, and considers those diversity considerations, in view of the needs of the Board as a whole, when making decisions on director nominations. The Governance Committee considers the following skills and experiences necessary to the Board: industry knowledge, clinical development expertise, commercialization expertise, manufacturing expertise, financial expertise and capital raising experience and scientific or medical education and experience, particularly in vaccine-related fields.

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While there are no set minimum requirements, a candidate should:

•	be intelligent, thoughtful and analytical;

•	possess superior business-related knowledge, skills and experience;

•	reflect the highest integrity, ethics and character;

•	have excelled in both academic and professional settings;

•	demonstrate achievement in his or her chosen field;

•	be free of actual or potential conflicts of interest;

•	have the ability to devote sufficient time to the business and affairs of the Company; and

•	demonstrate the capacity and desire to represent the best interests of the Company’s stockholders as a whole.

In addition to the above criteria (which may be modified from time to time), the Governance Committee may consider such other factors as it deems in the best interests of the Company and its stockholders and that may enhance the effectiveness and responsiveness of the Board and its committees. Finally, the Governance Committee must consider a candidate’s independence to make certain that the Board includes at least a majority of “independent” directors to satisfy all applicable independence requirements, as well as a candidate’s financial sophistication and special competencies.

The Governance Committee identifies potential candidates through referrals and recommendations, including by incumbent directors, management and stockholders, as well as through business and other organizational networks. To date, the Governance Committee has not retained or paid any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees, although it reserves the right to engage executive search firms and other third parties to assist in finding suitable candidates.

Current members of the Board with the requisite skills and experience are considered for re-nomination, balancing the value of the member’s continuity of service with that of obtaining a new perspective, and considering each individual’s contributions, performance and level of participation, the current composition of the Board, and the Company’s needs. The Governance Committee also must consider the age and length of service of incumbent directors. In March 2005, the committee recommended to the Board, and the Board adopted, a rule not to re-nominate a director for re-election if such director has served ten years as a director or has reached 75 years of age, unless circumstances exist which cause the Committee to believe that despite such factors, such a nomination was in the best interest of the Company. If any existing members do not wish to continue in service or if it is decided not to re-nominate a director, new candidates are identified in accordance with those skills, experience and characteristics deemed necessary for new nominees, and are evaluated based on the qualifications set forth above. In every case, the Governance Committee meets (in person or telephonically) to discuss each candidate, and may require personal interviews before final approval. Once a slate of nominees is selected, the Governance Committee presents it to the full Board.

Finance Committee

The Finance Committee currently consists of four directors - Messrs. Evans (Chairman), Erck and McManus and Dr. Douglas. With the exception of Mr. Erck, each is a “non-employee director,” as defined by Rule 16b-3 of the Exchange Act, “outside director,” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and an “independent director,” as defined by the listing standards of NASDAQ. The Finance Committee did not meet during the 2012 fiscal year and took no action by written consent in lieu of a meeting.

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The Finance Committee acts pursuant to a written charter, a copy of which is posted to the Company website at novavax.com. The Finance Committee reviews and evaluates the charter annually to ensure its adequacy and accuracy, and is charged with performing an annual self-evaluation with the goal of continuing improvement. In 2012, the Finance Committee did not approve any revisions to its charter.

The purpose of the Finance Committee is to assist the Board with its responsibilities and provide advice to senior management of the Company relating to the financial condition and the equity and debt capital raising strategies and activities of the Company, oversight of the Company’s investment and cash management policies, all in the context of the Company’s overall strategic business plan and to carry out such other functions as the Board may from time to time authorize.

Code of Business Conduct and Ethics

Novavax’s Board of Directors adopted a written Code of Business Conduct and Ethics in March 2004, most recently amended in June 2011, which applies to each of Novavax’s employees, executive officers and directors, including, but not limited to, the Company’s Chief Executive Officer and Chief Financial Officer. Each of Novavax’s employees, executive officers and directors are required to adhere to this code in addressing the legal and ethical issues encountered in conducting their work. The code requires that employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the code. The Sarbanes-Oxley Act of 2002 requires companies to have procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Company currently has such procedures in place. The Code of Business Conduct and Ethics is reviewed at least annually by the Nominating and Corporate Governance Committee. A copy of the Code of Business Conduct and Ethics is posted on Novavax’s website at novavax.com. Novavax intends to disclose on its web site the nature of any future amendments to and waivers of the code that apply to its Chief Executive Officer, Principal Financial Officer and Principal Accounting Officer and persons performing similar functions.

Stockholder Communications with the Board of Directors

The Board welcomes communications from stockholders and has adopted a procedure for receiving and addressing such communications. Stockholders may send written communications to the entire Board or individual directors, addressing them to Novavax, Inc., 9920 Belward Campus Drive, Rockville, Maryland 20850, Attention: Corporate Secretary. Communications by e-mail should be addressed to ir@novavax.com and marked “Attention: Corporate Secretary” in the “Subject” field. All such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action.

Certain Relationships and Related Transactions

The Company’s Code of Business Conduct and Ethics provides that the Audit Committee is responsible for approving all transactions or business relationships involving Novavax and any director or executive officer, including any indebtedness of such individuals to the Company and transactions between Novavax and either the director or officer personally, members of their immediate families or entities in which they have an interest. In evaluating related party transactions, our Audit Committee members apply the same standards of good faith and fiduciary duty they apply to their general responsibilities as a committee of the Board and as individual directors. The Audit Committee will approve a related party transaction when, in its good faith judgment, the transaction is in the best interest of the Company.

Dr. Modi, a director of Novavax, is also a managing director of Cadila Pharmaceuticals Ltd. (“Cadila”). Novavax and Cadila have formed a joint venture called CPL Biologicals Private Limited (“CPL Biologicals”), of which Novavax owns 20% and Cadila owns the remaining 80%. Novavax and Cadila have also entered into a master services agreement, the terms of which provide that if, by March 2014, the amount of services provided by Cadila under the agreement is less than $7.5 million, the Company will pay Cadila the portion of the shortfall amount that is less than or equal to $2.0 million and 50% of the portion of the shortfall amount that exceeds $2.0 million. Through December 31, 2012, the Company has purchased $0.6 million in services from Cadila pursuant to this agreement. In addition, a subsidiary of Cadila owns 12.5 million shares of Novavax’s outstanding Common Stock. See also the information regarding the master services agreement in Note 16 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission on March 12, 2013.

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There are no family relationships among any of the directors or executive officers (or any nominee therefor) of Novavax. No director, executive officer, nominee or any associate of any of the foregoing has any interest, direct or indirect, in any proposal to be considered and acted upon at the Meeting (other than the election of directors).

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee was at any time during 2012 an employee or executive officer of Novavax. Mr. Marsh served as interim Chief Executive Officer of the Company from July 1996 to March 1997.

No executive officer of the Company currently serves, or during 2012 served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

Compensation of Directors

Compensation for non-employee directors is comprised of two components - cash compensation and equity awards.

Cash Compensation

The following table sets forth the cash compensation paid to the Company’s directors and former directors for 2012:

Director	Fees
Richard H. Douglas, Ph.D.	$44,000	Dr. Douglas received cash retainers of $25,000 for his service as an outside director and $12,000 for his participation on the Audit, Compensation and Finance Committees. He received $7,000 for his attendance at Board meetings.
Stanley C. Erck	─	The Company does not pay employee directors additional compensation for service on the Board of Directors.
Gary C. Evans	$50,000	Mr. Evans received cash retainers of $25,000 for his service as an outside director, $7,000 as chairman of the Nominating and Corporate Governance Committee, $7,000 as chairman of Finance Committee, and $4,000 for his participation on the Audit committee. He received $7,000 for his attendance at Board meetings.
John O. Marsh, Jr., J.D.	$40,000	Mr. Marsh received cash retainers of $25,000 for his service as an outside director, and $8,000 for his participation on the Compensation and Nominating and Corporate Governance Committees. He received $7,000 for his attendance at Board meetings.
Michael A. McManus, Jr., J.D.	$56,500	Mr. McManus received cash retainers of $25,000 for his service as an outside director, $12,500 as chairman of the Audit Committee, and $12,000 for his participation on the Compensation, Nominating and Corporate Governance and Finance Committees. He received $7,000 for his attendance at Board meetings.
Rajiv I. Modi, Ph.D.	─	Due to his relationship with Cadila and the joint venture, and the commercial transactions between Novavax and those companies, Dr. Modi did not receive compensation for his services as a director.
James F. Young, Ph.D.	$68,000	Dr. Young received cash retainers of $50,000 for his service as Chairman of the Board of Directors and outside director, $7,000 as chairman of the Compensation Committee, and $4,000 for his participation on the Nominating and Corporate Governance Committee. He received $7,000 for his attendance at Board meetings.

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Annual Retainer Fees

During 2012, outside directors were entitled to receive an annual retainer of $25,000 and inside directors were entitled to receive an annual retainer of $10,000. The chairs of each of the Audit, Compensation, Nominating & Corporate Governance and Finance Committees were entitled to receive additional annual retainers of $12,500, $7,000, $7,000 and $7,000, respectively; while directors serving on a committee, other than as chairman, were entitled to receive an additional annual retainer of $4,000 for each of the Audit, Compensation, Nominating & Corporate Governance and Finance Committees.

Per Meeting Fees

During 2012, the directors, other than Dr. Modi and Mr. Erck, received $2,000 for each in-person Board meeting attended and $1,000 for each Board meeting attended by telephone (provided such meeting lasted longer than 30 minutes). All directors are reimbursed for reasonable costs and expenses incurred in connection with attending any Board and Committee meetings or any other Company related business activities.

Equity Awards

At its meeting on March 1, 2012, the Board granted options to purchase 30,000 shares of Company Common Stock to each of Messrs. Evans, Marsh and McManus, and Dr. Douglas. Dr. Young was granted an option to purchase 75,000 shares of Company Common Stock. All of the options have an exercise price of $1.28 per share and vested in full six months after the date of grant.

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Summary Director Compensation Table

The following table sets forth information concerning the compensation paid by the Company to each individual who served as a non-employee director at any time during fiscal year 2012:

Name	Fees Earned or Paid in Cash(1)($)	Stock Awards(2)($)	Option Awards(2)($)	All Other Compensation($)	Total($)
Richard H. Douglas, Ph.D.	44,000	—	26,967	—	70,967
Gary C. Evans	50,000	—	26,967	—	76,967
John O. Marsh, Jr., J.D.	40,000	—	26,967	—	66,967
Michael A. McManus, Jr., J.D.	56,500	—	26,967	—	83,467
Rajiv I. Modi, Ph.D.	—	—	—	—	—
James Young, Ph.D.	68,000	—	67,418	—	135,418

(1)	Represents fees earned in 2012.

(2)	The grant date fair value was calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) ASC Topic 718. Assumptions used in the calculation of this amount are included in Note 13 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission on March 12, 2013.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) requires the Company’s directors, executive officers and holders of more than 10% of the Company’s Common Stock to file with the Securities and Exchange Commission (the “SEC”) and the NASDAQ Global Select Market initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely on a review of the copies of such reports (and any amendments thereto) furnished to the Company during or with respect to 2012 or written representations that no reports were required, the Company believes that during 2012 its executive officers, directors and holders of more than 10% of the Company’s Common Stock complied with all Section 16(a) filing requirements.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides the Company’s equity compensation plan information as of December 31, 2012. Under these plans, the Company’s Common Stock may be issued upon the exercise of options. See also the information regarding stock options in Note 13 to the Company’s consolidated financial statements for the year ended December 31, 2012, included in the Company’ s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 12, 2013.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities in Column (a)) (c)
Equity compensation plans approved by security holders (1)	9,355,725	$1.95	5,752,361
Equity compensation plans not approved by security holders	N/A	N/A	N/A

(1)	Includes the Company's 2005 Stock Incentive Plan and 1995 Stock Option Plan.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

Overview

The Compensation Discussion and Analysis (the “CD&A”) discusses the compensation of Novavax’s Named Executive Officers for 2012. The Named Executive Officers in 2012 were Stanley C. Erck, President and Chief Executive Officer, Frederick W. Driscoll, Vice President, Chief Financial Officer and Treasurer, Dr. Gregory M. Glenn, Senior Vice President, Chief Medical Officer and former Chief Scientific Officer, Dr. Timothy Hahn, Senior Vice President, Manufacturing and Product Development and Mr. Russell P. Wilson, Senior Vice President, Business Development (collectively, the “Named Executive Officers”).

The CD&A considers the Company’s executive compensation philosophy, the objectives and operation of the compensation program, how compensation was set for 2012 and the various elements of compensation paid to the Named Executive Officers during 2012.

Executive Compensation Philosophy

Novavax’s compensation program is designed to attract, retain and reward a performing workforce in a highly competitive recruitment and retention market to achieve the Company’s mission, vision and goals. This philosophy is reflected in the components of the Company’s compensation program, and includes:

•	providing a competitive salary upon hire;

•	a performance management process that defines objectives, tracks employee performance and ties into the reward process through salary increases and incentive bonuses;

•	an annual merit increase plan that rewards the individual employee’s contribution for the fiscal year;

•	individual promotions that reward strong performance;

•	an annual incentive bonus that rewards individual and Company performance;

•	a stock option plan that provides initial stock option grants upon hire and additional grants for promotions, strong performance, and retention of high potential personnel; and

•	a market competitive, comprehensive benefits plan.

The Compensation Committee believes that these components provide many tools for retaining and rewarding high performing employees and covers the wide spectrum of employment needs.

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We conducted our first advisory vote on executive compensation at our 2011 annual meeting of stockholders. While this vote was not binding on us, our Board of Directors and our Compensation Committee value the opinions of our stockholders. At our 2011 annual meeting of stockholders, more than 96% of the votes cast on the advisory vote on executive compensation proposal were in favor of our named executive officer compensation as disclosed in our proxy statement, and, as a result, our named executive officer compensation was approved. We view this support as an affirmation of our pay practices; consequently, the vote did not cause us to make changes to the approach to executive compensation described above.

Objectives of the Compensation Program

Attract and retain highly qualified executives.

The Compensation Committee believes that the compensation program for Novavax’s Named Executive Officers should be designed to attract, motivate and retain highly qualified executive officers responsible for the success of Novavax and should be determined within a framework that rewards performance and aligns the interests of the Named Executive Officers with the interests of the Company’s stockholders. Within this overall philosophy, the Compensation Committee’s objectives are to:

•	offer a total compensation program that enables Novavax to attract, motivate and retain, from a limited pool of resources, individuals who are highly experienced with a proven track record of success, and to provide total compensation that is competitive with the Company’s peers within the biotechnology and pharmaceutical industry;

•	achieve an equitable balance in the compensation offered to each member of the executive team;

•	provide annual variable cash incentive awards that take into account the achievement of individual performance criteria based on the Company’s performance goals; and

•	make a significant portion of Named Executive Officers’ compensation dependent on Novavax’s long-term performance and on enhancing stockholder value by providing appropriate long-term, equity-based incentives and encouraging stock ownership.

Reflect performance and reward high performance.

The Compensation Committee believes that a significant portion of a Named Executive Officer’s total compensation should reflect performance in the areas of overall Company performance and individual performance. Incentives are based on meeting criteria in each of these categories and reflect the Named Executive Officer’s overall contribution to the Company.

Reward Named Executive Officers for meeting Novavax’s strategic goals and objectives.

The compensation program rewards the Company’s Named Executive Officers for achieving specified performance goals, building stockholder value, and maintaining long-term careers with Novavax. The compensation program is designed to reward these three aspects because the Compensation Committee believes it will motivate the executive team to make balanced annual and long-term decisions resulting in financial performance, scientific and product development innovations and the achievement of the strategic business objectives.

Align Named Executive Officers’ goals with Novavax’s stockholders’ goals.

The Committee believes that Novavax’s long-term success depends upon aligning executives’ and stockholders’ interest. To support this objective, Novavax provides the Named Executive Officers with equity accumulation opportunities, by awarding stock options and restricted stock. Generally, restricted stock and stock option grants vest over four years, although certain options granted in 2010 have a three year vesting period. This vesting period supports long-term retention of Named Executive Officers because Named Executive Officers cannot exercise the options or sell shares of restricted stock until they have vested. At times, the Company may award stock options or restricted stock that vest as an executive achieves certain milestones or to incentivize the achievement of strategic Company goals within that executive’s area of responsibility.

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Oversight and Operation of the Executive Compensation Program

The Compensation Committee is appointed by the Board of Directors to assist the Board with its responsibilities related to the compensation of the Company’s officers, directors and employees and the development and administration of the Company’s compensation plans. For details on the Compensation Committee’s oversight of the executive compensation program, see the section titled “Information Regarding the Board of Directors; Certain Committees and Corporate Governance Matters - Compensation Committee” beginning on page 28 of this Proxy Statement.

The Chief Executive Officer (the “CEO”) evaluates and provides performance assessments and compensation recommendations for each Named Executive Officer other than himself to the Compensation Committee. The Chairman of the Company’s Board of Directors, evaluates the CEO’s performance and makes compensation recommendations for the CEO to the Compensation Committee. In March 2013, Dr. Young performed a comprehensive review of Mr. Erck’s performance. The Compensation Committee considers the CEO’s and the Chairman’s recommendations and information provided by the human resources team (described below) in its deliberations regarding executive compensation and recommends to the Board the compensation of the Named Executive Officers based on such deliberations. The Board of Directors determines the compensation based on the recommendation of the Compensation Committee. In 2012, the CEO and the Executive Director of Human Resources and Administration generally attended Compensation Committee meetings, but were not present for executive session or any discussion of their own compensation.

Setting Executive Compensation

Compensation packages for each Named Executive Officer are analyzed and discussed separately at the first Compensation Committee meeting each year. Prior to that meeting, the Company’s human resources team performs an analysis, considering the goals of market competitiveness, the executive’s performance and contribution to the Company and internal equity. The human resources team then benchmarks each Named Executive Officer’s current compensation against the 50th percentile of Survey Data, which is described in further detail below. The Compensation Committee believes this is a common benchmark among biotechnology companies similar in size to Novavax and therefore the Company remains competitive by targeting the 50th percentile of the Survey Data. At any time, the Compensation Committee and the Board of Directors may request additional information from the human resources team.

Survey Data

When setting the compensation for the Named Executive Officers for 2012, the human resources team and the Compensation Committee reviewed wage survey data specific to the life sciences industry. The survey utilized by the human resources team is the Radford Global Life Sciences Survey (the “Survey Data”). The Radford Global Life Sciences Survey provides total compensation and practices data for multinational life sciences companies for 575+ companies and more than 200,000 individuals. Reliable global market data is available for 25 countries and positions at the executive, management, professional, sales and support levels, as well as overall compensation practices. Target industries include biotechnology, pharmaceutical, medical device, diagnostic and clinical research organizations (CROs). The Radford Global Life Sciences Survey is the primary source of benchmark data used.

The Survey Data is used to determine whether or not a Named Executive Officer’s salary and bonus opportunity are competitive within the industry.

Internal Equity

The Compensation Committee considers internal equity when determining compensation to ensure that the Company is fair in its compensation practices across all levels and to ensure that there is no discrimination in compensation practices among the protected classes. The Compensation Committee provided certain adjustments in 2010 to provide for internal equity and market competitiveness.

Total Direct Compensation Report

In 2010, the Compensation Committee engaged LCG Group Compensation & HR Consulting (“LCG”), to review and analyze its current compensation programs and to make recommendations regarding the appropriateness of its current compensation strategy and practices, the competitiveness of each component of compensation, and whether modifications should be made to its annual incentive plan and stock option grant approach. In addition, LCG reviewed the competitiveness of long-term incentives, assessed the metrics used to reward executives and Board members, and assessed the mix of equity grants to correctly align risk and performance with long-term incentives. The consultant was authorized by the Compensation Committee to work with certain executive officers of the Company, as well as other employees in the Company’s human resources, legal and finance departments in connection with the consultant’s work for the Compensation Committee. The consultant conducted a review of the total compensation of the Company’s executive officers and prepared a report for review by management and subsequently by the Compensation Committee (the “LCG Report”) that was used in determining appropriate levels of compensation for the Company’s executive officers for 2011 and 2012.

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What the Compensation Program is Designed to Reward

Company Performance

The executive compensation program is designed to reward both individual performance and corporate performance. A significant portion of a Named Executive Officer’s total compensation package is based on the Company’s performance and the achievement of certain corporate goals. Because of the key roles the Named Executive Officers play in the success of the Company, a significant portion of the achievement of corporate goals is reflective of the Named Executive Officers’ individual performance. During 2012, the Board of Directors and the executive committee jointly developed a set of objectives for 2012 which were based on the Company’s strategic plan (the “2012 Objectives”). These objectives include:

•	advancing the seasonal influenza and pandemic (H5N1) pandemic vaccine programs;

•	advancing pre-clinical pipeline;

•	developing the RSV vaccine program and initiating clinical studies;

•	meeting key influenza and RSV vaccine development and manufacturing parameters;

•	continue technology transfer activities and deliver new product candidates to joint venture (CPLB);

•	maintain GMP and process development facility and initiate GMP at Gaithersburg facility; and

•	completing financing to end 2012 with 12 months of cash.

Individual Performance

For 2012, the CEO reviewed and evaluated the performance of the other Named Executive Officers and set performance goals and objectives for the following year. This review was conducted in the first quarter of the year. For 2012, the Chairman of the Board of Directors reviewed and evaluated the performance of the CEO. The performance goals and objectives for the CEO were the same as the annual corporate objectives based on the strategic plan. Each of the Named Executive Officers was evaluated on the competencies of teamwork, results orientation, business ethics, accountability, business process improvement, leadership, personnel development, staff communication and treatment of employees.

In addition, each executive officer has additional individual goals to support the 2012 Objectives or to further the Company’s strategic plan. More specifically:

•	Mr. Driscoll had individual goals for activities needed to achieve the corporate 2012 Objective of completing financings (e.g., evaluate financing options, prepare analyses and seek to consummate transaction), and operational individual goals such as ensuring compliance with Sarbanes-Oxley procedures, financial closing procedures and audit compliance;

•	Dr. Glenn had individual goals for activities needed to achieve the corporate 2012 Objectives of advancing the seasonal and pandemic vaccine programs, further developing the RSV vaccine program and initiating clinical trials, and advancing the Company’s preclinical pipeline;

•	Dr. Hahn had individual goals for activities need to achieve the corporate 2012 Objectives of meeting key influenza and RSV vaccine development and manufacturing parameters, continuing technology transfer activities and delivery of new product candidates to the Company’s joint venture in India, and maintaining the Company’s GMP and process development facility and initiating GMP at its Gaithersburg facility; and

•	Mr. Wilson had individual goals for conducting business activities needed to achieve all of the corporate 2012 Objectives.

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Based on the performance evaluations, each Named Executive Officer is given a performance rating. The performance rating determines the amount of any merit salary increase, adjustments to the incentive cash bonus awards and equity awards. The performance ratings used by the Company include Outstanding, Exceeds Expectations, Meets Expectations and Improvement Needed. All of the Named Executive Officers received a performance rating of at least “Exceeds Expectations.”

Elements of Compensation

The Compensation Committee believes that the most effective compensation program is one that provides a competitive base salary, rewards the achievement of established annual and long-term goals and objectives and provides an incentive for retention. For this reason, the compensation program is comprised of three primary elements: base salary, a cash incentive bonus program and equity awards. The Compensation Committee believes that these three elements are the most effective combination to motivate and retain the Named Executive Officers.

The Compensation Committee has not adopted any formal guidelines for allocating total compensation between equity compensation and cash compensation, but generally seeks to provide an overall executive compensation package designed to attract, motivate, and retain highly qualified executive officers, to reward them for performance over time and to align the interests of the Named Executive Officers with the interests of the stockholders. Although equity compensation is an important component of the compensation program, particularly with respect to creating long-term stockholder value, in 2012, the Compensation Committee has focused on ensuring that Named Executive Officer base salaries and bonus opportunities were in line with the median average salaries and annual incentives for comparable positions within the biotechnology industry.

Base Salary

The Compensation Committee’s philosophy is to maintain base salaries at a competitive level sufficient to recruit and retain individuals possessing the skills and capabilities necessary to achieve the Company’s goals over the long-term.

Novavax provides an annual salary to each Named Executive Officer as an economic consideration for each person’s level of responsibility, expertise, skills, knowledge, and experience, which the Compensation Committee compares to other comparable companies within the biotechnology and pharmaceutical industry and adjusts as appropriate, to ensure that the Company will retain this expertise, skill, and knowledge at Novavax. Merit increases are typically awarded effective April 1st of each year, reflecting performance for the previous year. The increases were determined by an annual performance review in light of the individual’s 2011 performance goals and achievement of Company objectives, as well as by reference to the Survey Data. Salary increases were provided April 1, 2012. Effective April 1, 2012, the base salaries for these Named Executive Officers were:

Executive	Base Salary($)	Percentage Increase in Base Salary from December 31, 2011
Stanley C. Erck	440,000	10.0%
Frederick W. Driscoll	298,780	3.0%
Gregory M. Glenn, M.D.	365,006	3.0%
Timothy J. Hahn, Ph.D. (1)	279,270	1.55%
Russell P. Wilson (2)	311,475	0.48%

(1)	Dr. Hahn’s salary increase was pro-rated since he was hired as the Company’s Senior Vice President, Manufacturing in July 2011; beginning in October 2011 his title became Senior Vice President, Manufacturing and Process Development.

(2)	Mr. Wilson’s salary increase was pro-rated since he was hired as the Company’s Senior Vice President, Business Development in November 2011.

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Incentive Cash Bonus

The incentive cash bonus program is designed to motivate and reward the Named Executive Officers for the achievement of specific corporate goals. The purpose of the incentive cash bonus program is to align company, departmental and individual goals throughout the Company and to provide an incentive that further ties individual contribution and teamwork to compensation. At the time that the Board of Directors approved the 2012 Objectives, the Board also weighted each objective. The Board outlined specific metrics to determine whether the Company achieved 75%, 100% or, in some cases, 125% of the objective. The Board may award bonuses at its discretion even if 75% of the objectives are not achieved.

On January 25, 2013, the Compensation Committee reviewed the Company’s performance related to its 2012 Objectives. The following table summarizes its conclusions regarding these objectives:

2012 Objective	Weight	Achievement	Percent	Explanation
Advance seasonal influenza and pandemic (H5N1) pandemic vaccine programs	25%	Partially met objective	20%	Despite significant progress in seasonal and pandemic programs, the results of the S205 trial necessitated additional time and effort on product development, delaying an anticipated S206 Phase II dose-confirming clinical trial.

Advance pre-clinical pipeline	5%	Partially met objective	1%	Progress was made in a new product candidate leading to pre-clinical animal studies, although a toxicity study could not be completed during year.

Develop RSV vaccine program and initiate clinical studies	15%	Partially met objective	14.5%	Significant clinical and product development progress made throughout the program; slight delay on clinical data results.

Meet key influenza and RSV vaccine development and manufacturing parameters	20%	Partially met objective	11%	Key manufacturing activities were achieved to support clinical trials although anticipated production for S206 trial was delayed due to required product development.

Continue technology transfer activities and deliver new product candidates to joint venture (CPLB);	15%	Met objective	15%	Achievement of goals associated with technology transfer and delivery of new product candidates, including rabies vaccine clones.

Maintain GMP and process development facility and initiate GMP at Gaithersburg facility	10%	Partially met objective	5%	Construction in Gaithersburg was completed, although GMP activity validation was delayed to 2013.

Financing sufficient to end 2012 with 12 months of cash	10%	Met objective	10%	Company ended 2012 with over 24 months of cash.

Total	100%		76.5%

On March 2, 2013, upon recommendation of the Compensation Committee, the Board of Directors determined that incentive bonuses would be awarded for 2012 based on achievement of 90% of the 2012 Objectives. In doing so, the Board exercised discretion in ascribing additional value to the Company’s achievement of a number of critical tasks in 2012, including achievement of exceptional results in pandemic influenza trials, CPLB’s entry into a collaboration agreement to develop a novel malaria vaccine, and the establishing of experienced senior and mid-management teams to support the expanding programs and efforts of the Company.

The target bonus is based upon a percentage of the Named Executive Officer’s base salary. The target bonus percentages are determined based on market data and the ultimate amount of any bonus is at the discretion of the Board. The 2012 bonus targets were as follows:

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Executive	Percentage of Base Salary
Stanley C. Erck	50
Frederick W. Driscoll	35
Gregory M. Glenn. M.D.	35
Timothy J. Hahn, Ph.D.	35
Russell P. Wilson	35

The CEO’s bonus is based solely on the achievements of the 2012 Objectives and the discretion of the Board. The Compensation Committee believes the higher the individual’s position within Novavax, the more closely his or her bonus award should be tied to the Company’s success. For all of the other Named Executive Officers, the Compensation Committee considers both corporate achievements, as well as individual performance. To be eligible for a bonus, the Named Executive Officers must achieve at least a “Meets Expectations” on his or her annual performance review. For these Named Executive Officers (other than the CEO), 80% of the bonus is based on corporate achievement and 20% of the bonus is based on individual performance.

Equity Awards

Equity incentive awards are a fundamental element in the executive compensation program because they emphasize long-term performance, as measured by creation of stockholder value, and foster a commonality of interest between stockholders and key executives. In addition, they are crucial to a competitive compensation program for Named Executive Officers because they act as a powerful retention tool. The Compensation Committee views the Company as still facing significant risk, but with a potential for a high upside. Equity incentive awards are designed to provide the most meaningful component of executive compensation. The Named Executive Officers are motivated by the potential appreciation in the stock price above the exercise price of the stock options. To encourage continued employment, stock option grants to the Named Executive Officers typically include options that require the executive to remain a Novavax employee for four years before the options are fully vested. In addition, the Compensation Committee may award options that vest as the Named Executive Officer achieves certain milestones. The Compensation Committee believes it is important to tie the long-term benefit potentially realizable by the executive to a long-term commitment with Novavax.

Equity incentive awards may include stock options, stock appreciation rights, restricted or unrestricted stock awards, restricted stock units and any other stock based awards under Section 162(m) of the Internal Revenue Code. Traditionally, the Company grants stock options as the primary form of equity compensation, but does, at times, grant restricted stock. Restricted stock grants are used at times to attract and retain key executive officers. Restricted grants are typically based on critical milestones to be achieved over a period of time or vest over three years.

Annual stock option grants are awarded to the Named Executive Officers at the discretion of the Compensation Committee. The Compensation Committee considered Company performance, competitive data and the individual’s scope of responsibility and continuing performance.

To be eligible to receive an award of stock options, the Named Executive Officer must have an overall performance rating of at least “Meets Expectations.”

The stock options awarded to the Named Executive Officers in 2012 were awarded in amounts recommended in the Radford Compensation Survey and vest over four (4) years.

Perquisites and Other Personal Benefits

The Company provides the Named Executive Officers with certain perquisites and other personal benefits that the Compensation Committee believes are reasonable and consistent with the overall compensation program and with competitive practice in the industry.

All of the Named Executive Officers are eligible to participate in the Company’s employee benefit plans, including health, dental and vision insurance, a prescription drug plan, flexible spending accounts, short and long-term disability, life insurance and a 401(k) plan. During the second half of 2012 the Company started matching 50% of up to a maximum of 6% of the Named Executive Officers’ contributions to the 401(k) plan, prior to that time the Company matched 25% of up to a maximum of 6% of the Named Executive Officers’ contributions. These plans are offered to all employees and do not discriminate in favor of Named Executive Officers.

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Employment Agreements and Severance Benefits

As of December 31, 2012, the Company had employment agreements in place with the following Named Executive Officers: Drs. Glenn and Hahn, and Messrs. Erck, Driscoll and Wilson. The employment agreements provide for certain payments if the Named Executive Officer is terminated by the Company without cause or leaves for good reason. The terms of these agreements are described in greater detail in the section entitled “Overview of Employment and Change of Control Agreements.” All of the Named Executive Officers are “at will” employees.

The Company has established a Change in Control Severance Benefit Plan, which provides for severance payments to participating employees if the participant’s employment is terminated in connection with a change in control. This plan is described in greater detail in the section entitled “Overview of Employment and Change of Control Agreements.” The Compensation Committee believes it is important to provide such employees with an incentive to remain with the Company and consummate a strategic corporate sale or transaction that maximizes stockholder value. All of the Named Executive Officers participate in the Change in Control Severance Benefit Plan.

Tax and Accounting Implications

As part of its role, the Compensation Committee considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct non-performance based compensation of more than $1 million that is paid to certain executives. The Compensation Committee has considered the $1 million limit for federal income tax purposes on deductible executive compensation that is not performance based and believes that the compensation paid is generally fully deductible for federal income tax purposes. However, in certain situations, the Compensation Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for the Company’s executive officers.

Anti-Hedging Policy

Our insider trading policy prohibits all directors and officers from pledging or engaging in hedging or similar transactions in our stock, such as prepaid variable forwards, equity swaps, collars, puts, calls, and short sales.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation earned during the fiscal years ended December 31, 2012, 2011 and 2010 by the Company’s principal executive officer, the principal financial officer, the three other most highly compensated individuals serving as executive officers on December 31, 2012 (collectively, the “Named Executive Officers”).

Name and Principal Position	Year	Salary (1)($)	Bonus (2)($)	Stock Awards (3)($)	Option Awards (3)($)	Non-Equity Incentive Plan Compensation (4)($)	All Other Compensation (5)($)	Total($)
Stanley C. Erck (6)	2012	430,000	—	—	612,990	198,000	1,357	1,242,347
President & CEO	2011	370,417	—	—	905,760	138,906	1,187	1,416,270
	2010	263,654	—	—	479,520	201,168	2,720	947,062

Frederick W. Driscoll	2012	296,605	—	—	102,165	95,522	2,543	496,835
VP, Chief Financial Officer &	2011	287,289	—	—	205,560	80,441	2,598	575,888
Treasurer	2010	277,941	—	—	99,936	84,539	2,124	464,540

Gregory M. Glenn, M.D.	2012	362,349	—	—	102,165	116,691	1,972	583,177
SVP & Chief	2011	353,281	—	—	87,706	98,919	3,172	543,078
Medical Officer	2010	175,000	75,000 (7)	105,500	494,865	49,728	1,176	901,269

Timothy J. Hahn, Ph.D. (8)	2012	278,203	—	—	102,165	89,581	—	469,949
SVP, Manufacturing and Process Development	2011	142,326	—	—	156,520	39,851	—	338,697

Russell P. Wilson (9)	2012	311,107	—	—	17,028	100,176	3,605	431,916
SVP, Business Development	2011	49,183	58,310 (7)	69,500	198,575	13,771	—	389,339

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(1)	Includes amounts earned, but deferred at the election of the Named Executive Officer, such as salary deferrals under the Company’s 401(k) plan established under Section 401(k) of the Internal Revenue Code.

(2)	Performance-based bonuses are generally paid under the Company’s incentive cash bonus program and reported as Non-Equity Incentive Plan Compensation. Except as otherwise noted, amounts reported as Bonus represent discretionary bonuses awarded by the Compensation Committee in addition to any amount awarded under the incentive cash bonus program.

(3)	The grant date fair value was calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in Note 13 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission on March 12, 2013.

(4)	Represents bonus amounts awarded in 2012, 2011 and 2010 under the Company’s incentive cash bonus program. For a description of the incentive cash bonus program, see page 42 in the Compensation Discussion and Analysis.

(5)	See the All Other Compensation table below for additional information.

(6)	Mr. Erck was appointed as President and Chief Executive Officer on April 19, 2011.

(7)	Represents a signing bonus.

(8)	Dr. Hahn was hired as the Company’s Senior Vice President, Manufacturing in July 2011; beginning in October 2011 his title became Senior Vice President, Manufacturing and Process Development.

(9)	Mr. Wilson was hired as Senior Vice President, Business Development in November 2011.

All Other Compensation

Novavax provides the Named Executive Officers with additional benefits, reflected in the All Other Compensation table below for 2012, that the Company believes are reasonable, competitive and consistent with the Company’s overall executive compensation program. For more information regarding the perquisites paid by Novavax, see page 43 of the Compensation Discussion and Analysis.

Name	Company 401(k) Contributions (1)($)	Total($)
Stanley C. Erck	1,357	1,357
Frederick W. Driscoll	2,543	2,543
Gregory M. Glenn, M.D.	1,972	1,972
Timothy J. Hahn, Ph.D.	—	—
Russell P. Wilson	3,605	3,605

(1)	Represents employer matching contributions to the Company’s 401(k) plan.

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GRANTS OF PLAN BASED AWARDS TABLE

The following table sets forth information with respect to option awards and other plan-based awards granted during the fiscal year ended December 31, 2012 to the Company’s Named Executive Officers:

	Estimated Future Payments Under Non- Equity Incentive Plan Awards(1)				All Other Stock Awards: Number of Shares of Stock	All Other Stock and Option Awards: Number of Securities Underlying	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
	Threshold	Target	Maximum	Grant	or Unit	Options	(2)	(3)
Name	($)	($)	($)	Date	(#)	(#)	($/Sh)	($)
Stanley C. Erck	161,250	215,000	268,750	3/1/2012	─	900,000	1.28	612,990
Frederick W. Driscoll	77,859	103,812	129,765	3/1/2012	─	150,000	1.28	102,165
Gregory M. Glenn, M.D.	95,116	126,822	158,528	3/1/2012	─	150,000	1.28	102,165
Timothy J. Hahn, Ph.D.	73,028	97,371	121,714	3/1/2012	─	150,000	1.28	102,165
Russell P. Wilson	81,665	108,887	136,109	3/1/2012	─	25,000	1.28	17,028

(1)	If 75% of the 2012 Objectives were not achieved, a cash bonus may not have been paid. The bonus is capped at 125% achievement of the 2012 Objectives. The target amount of any bonus is, subject to Board discretion, prorated between the minimum 75% achievement of 2012 Objectives and the maximum 125% achievement. The target amount is based on the individual’s earned base salary for 2012 and represents 50% of Mr. Erck’s base salary, and 35% of the base salary of each of Mr. Driscoll, Dr. Glenn, Dr. Hahn and Mr. Wilson.

(2)	Options granted have an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant which, under the Company’s 2005 Stock Incentive Plan, is equal to the closing price of the Company’s Common Stock as reported on the NASDAQ Global Select Market on the date of grant.

(3)	The grant date fair value was calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in Note 13 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission on March 12, 2013.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth certain information with respect to the value of all unexercised options previously awarded to the Company’s Named Executive Officers as of December 31, 2012:

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable(#)	Number of Securities Underlying Options Unexercisable(#)	Option Exercise Price($/Sh)	Option Expiration Date	Number of Shares of Stock that Have Not Vested(#)	Market Value of Shares that Have Not Vested(1)($)

Stanley C. Erck	6/24/2009	20,000	—	2.44	6/24/2019(2)
	2/15/2010	150,000	—	2.40	2/15/2020(3)
	6/22/2011	212,500	637,500	1.99	6/22/2021(4)
	3/1/2012	—	900,000	1.28	3/1/2022(4)

Frederick W. Driscoll	8/24/2009	220,000	—	5.21	8/24/2019(5)
	3/15/2010	20,000	10,000	2.35	3/15/2020(5)
	4/15/2010	20,000	10,000	2.66	4/15/2020(5)
	3/10/2011	37,500	112,500	2.50	3/10/2021(4)
	3/1/2012	—	150,000	1.28	3/1/2022(4)

Gregory M. Glenn, M.D.	7/1/2010	233,333	116,667	2.11	7/1/2020(5)
	3/10/2011	16,000	48,000	2.50	3/10/2021(4)
	3/1/2012	—	150,000	1.28	3/1/2022(4)

Timothy J. Hahn, Ph.D.	9/22/2011	50,000	150,000	1.42	9/22/2021(4)
	3/1/2012	—	150,000	1.28	3/1/2022(4)

Russell P. Wilson	12/1/2011	62,500	187,500	1.39	12/1/2021(4)
	3/1/2012	—	25,000	1.28	3/1/2022(4)
						33,334(6)	63,001

(1)	Based on the closing price of the Company’s Common Stock of $1.89 as reported on the NASDAQ Global Select Market System on December 31, 2012.

(2)	These options were awarded under the Company’s 2005 Stock Incentive Plan and vest six months following the date of grant.

(3)	These options were awarded under the Company’s 2005 Stock Incentive Plan and vest one year following the date of grant.

(4)	These options were awarded under the Company’s 2005 Stock Incentive Plan and vest in four equal increments on the first four anniversaries of the date of grant.

(5)	These options were awarded under the Company’s 2005 Stock Incentive Plan and vest in three equal increments on the first three anniversaries of the date of grant.

(6)	These restricted stock grants were awarded under the Company’s 2005 Stock Incentive Plan and vest in three equal increments on the first three anniversaries of the date of grant.

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OPTIONS EXERCISED AND STOCK VESTED TABLE

The following table sets forth certain information concerning the vesting of the Company’s Common Stock held by the Named Executive Officers during the fiscal year ended December 31, 2012:

	Option Awards		Stock Awards
Name	Number of Shares Acquired On Exercise(#)	Value Realized on Exercise($)	Number of Shares Acquired On Vesting(#)	Value Realized Vesting(1)($)
Stanley C. Erck	—	—	—	—

Frederick W. Driscoll	—	—	3,333	6,666

Gregory M. Glenn, M.D.	—	—	—	—

Timothy J. Hahn, Ph.D.	—	—	—	—

Russell P. Wilson	—	—	16,666	30,832

(1)	Based on the closing price of the Company’s Common Stock, as reported on the NASDAQ Global Select Market on the date on which the stock vested, or, if the stock vested on a weekend or holiday, the closing price of the stock on the next day the Company’s stock was traded.

OVERVIEW OF EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

Employment Agreements

On December 31, 2012, the Company had employment agreements in place with Drs. Glenn and Hahn, and Messrs. Erck, Driscoll, and Wilson.

Each employment agreement provides for a base salary subject to review each year, an incentive bonus and equity awards. Salary information and the target amount of the incentive bonus are described in greater detail on pages 37 through 44 in the Compensation Discussion and Analysis. The amount of any incentive bonus and the form of payment (cash, shares of restricted stock or some combination of the two) is at the discretion of the Board of Directors.

The employment agreements also provide that additional equity may be awarded to the Named Executive Officer based upon his or her performance and subject to the Board’s approval and for the reimbursement of reasonable expenses incurred by him or her in connection with the performance of his or her duties and to participate in the Company’s Severance Plan (discussed below). Each Named Executive Officer must devote his or her full business time to the performance of services to the Company.

The employment agreements require each Named Executive Officer to maintain the confidentiality of the Company’s proprietary information, and that all work product discovered or developed by him or her in the course of his or her employment belongs to the Company. In addition, in the employment agreements, the Named Executive Officers have agreed not to compete with the Company, directly or indirectly, within the United States or interfere with or solicit the Company’s contractual relationships, in each case during the term of his or her employment and for the duration of the severance period described for each Named Executive Officer following the termination of his or her employment.

If Named Executive Officer is terminated without “cause” or leaves the Company for “good reason” (as such terms are defined in each employment agreement), the Named Executive Officer may receive a lump sum separation payment. The amount of these payments is more specifically described in the section “Potential Payments Upon Termination” beginning on page 52. To be entitled to such a payment, the Named Executive Officer must execute and deliver to the Company a waiver and separation agreement, releasing the Company from any claims.

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Amended and Restated Change in Control Severance Benefit Plan

In August 2005, the Board of Directors adopted a Change of Control Severance Benefit Plan (the “Severance Plan”). The Severance Plan was amended in July 2006 and December 2008, as described below. The purpose of the Severance Plan is to provide severance pay and benefits to a select group of employees whose employment with the Company may be terminated following a change in control event, to provide such employees with an incentive to remain with the Company and help the Company consummate a strategic corporate sale or transaction that maximizes stockholder value. Participants in the Severance Plan are recommended by the CEO and approved by the Board of Directors. Selected participants with existing severance agreements will be deemed to elect coverage under the Severance Plan and are not eligible for any severance benefits under such other agreements unless expressly provided otherwise by the Board. Each of the Named Executive Officers that are currently officers of the Company participate in the Severance Plan.

The Severance Plan provides for the payment of benefits upon certain triggering events. A triggering event occurs if a participant’s employment is terminated due to an “Involuntary Termination without Cause” for a reason other than death or disability or as a result of a “Constructive Termination” which occurs either (i) for a certain period (not to exceed 24 months) after the effective date of a “Change in Control” or (ii) before the Change in Control but after the first day on which the Board and/or senior management of the Company has entered into formal negotiations with a potential acquirer that results in the consummation of the Change In Control. The specific period of time following the effective date of a Change in Control during which payment of benefits under the Severance Plan may be triggered is as follows:

Executive	Severance Period
Stanley C. Erck	24 months
Frederick W. Driscoll	12 months
Gregory M. Glenn, M.D.	12 months
Timothy J. Hahn, Ph.D.	12 months
Russell P. Wilson	12 months

If a triggering event occurs, the participant is entitled to a lump sum severance payment, a bonus equal to 100% of the target annual performance bonus for the period in which the termination date occurred multiplied by the participant’s severance benefit period and continuation of medical, dental, vision and hospitalization benefits for the same number of months as the severance period, with the exception of Mr. Erck, whose benefits continue for 18 months.

Executive	Severance Payment	Continuation of Benefits Period
Stanley C. Erck	24 months salary	18 months
Frederick W. Driscoll	12 months salary	12 months
Gregory M. Glenn, M.D.	12 months salary	12 months
Timothy J. Hahn, Ph.D.	12 months salary	12 months
Russell P. Wilson	12 months salary	12 months

Initially, the Severance Plan provided that all outstanding equity awards held by participants became vested and exercisable upon a change in control of the Company (a “Single Trigger Acceleration”). In July 2006, the Board amended and restated the Severance Plan to provide that, upon a termination of employment following a Change in Control, all awards granted thereafter and held by participants shall become vested and exercisable in full (a “Double Trigger Acceleration”). In April 2007, the Compensation Committee recommended, and the Board of Directors adopted, revised stock option agreements, restricted stock agreements and restricted stock unit agreements for all awards made in March 2007 and thereafter that provide for Double Trigger Acceleration to conform to the amended Severance Plan. This action did not alter awards granted before March 2007. The Severance Plan provides that all vested and exercisable options may be exercised within one year from the participant’s termination date, provided however that no exercise may occur later than the expiration date of the option as set forth in the applicable option agreement.

In December 2008, the Board amended and restated the Severance Plan with the intention to comply with or be exempt from the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”). Specifically, the Severance Plan was amended to clarify provisions relating to the types of benefits available under the Severance Plan and the timing of the payments of such benefits.

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As used herein, the terms “Involuntary Termination without Cause,” “Cause,” “Constructive Termination” and “Change in Control” shall have the following meanings:

Involuntary Termination without Cause means the termination of an eligible employee’s employment which is initiated by the Company for a reason other than Cause.

Cause means (i) conviction of, a guilty plea with respect to, or a plea of nolo contendere to a charge that the eligible employee has committed a felony under the laws of the United States or of any state or a crime involving moral turpitude, including, but not limited to, fraud, theft, embezzlement or any crime that results in or is intended to result in personal enrichment at the expense of the Company; (ii) material breach of any agreement entered into between the eligible employee and the Company that impairs the Company’s interest therein; (iii) willful misconduct, significant failure to perform the eligible employee’s duties, or gross neglect by the eligible employee of the eligible employee’s duties; or (iv) engagement in any activity that constitutes a material conflict of interest with the Company.

Constructive Termination means a termination initiated by an eligible employee because any of the following events or conditions has occurred:

1.	a change in the employee’s position or responsibilities (including reporting responsibilities) which represents an adverse change from the employee’s position or responsibilities as in effect immediately preceding the effective date of a Change in Control or at any time thereafter; the assignment to the employee of any duties or responsibilities which are inconsistent with the employee’s position or responsibilities as in effect immediately preceding the effective date of a Change in Control or at any time thereafter; except in connection with the termination of the employee’s employment for Cause or the termination of an employee’s employment because of an employee’s disability or death, or except resulting from a voluntary termination by the employee other than as a result of a Constructive Termination;

2.	a reduction in the employee’s pay or any failure to pay the employee any compensation or benefits to which the employee is entitled within five (5) days of the date due;

3.	the Company’s requiring the employee to relocate his principal worksite to any place outside a fifty (50) mile radius of the employee’s current worksite, except for reasonably required travel on the business of the Company or its affiliates which is not materially greater than such travel requirements prior to the Change in Control;

4.	the failure by the Company to (A) continue in effect (without reduction in benefit level and/or reward opportunities) any material compensation or employee benefit plan in which the employee was participating immediately preceding the effective date of a Change in Control or at any time thereafter, unless such plan is replaced with a plan that provides substantially equivalent compensation or benefits to the employee, or (B) provide the employee with compensation and benefits, in the aggregate, at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each other employee benefit plan, program and practice in which the employee was participating immediately preceding the date of a Change in Control or at any time thereafter;

5.	the insolvency or the filing (by any party, including the Company) of a petition for bankruptcy of the Company, which petition is not dismissed within sixty (60) days;

6.	any material breach by the Company of any provision of the Severance Plan; or

7.	the failure of the Company to obtain an agreement, satisfactory to the employee, from any successors and assigns to assume and agree to perform the obligations created under this Severance Plan as a result of a Change in Control.

Change in Control means:

1.	a sale, lease, license or other disposition of all or substantially all of the assets of the Company;

2.	a consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than fifty percent (50%) of the outstanding voting power of the surviving entity and its parent following the consolidation, merger or reorganization;

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3.	any transaction or series of related transactions involving a person or entity, or a group of affiliated persons or entities (but excluding any employee benefit plan or related trust sponsored or maintained by the Company or an affiliate) in which such persons or entities that were not stockholders of the Company immediately prior to their acquisition of the Company securities as part of such transaction become the owners, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction and other than as part of a private financing transaction by the Company; or

4.	a change in the Incumbent Board (as defined below). For purposes of the Severance Plan, a change in the Incumbent Board shall occur if the existing members of the Board on the date this Plan was initially adopted by the Board (the “Incumbent Board”) cease to constitute at least a majority of the members of the Board, provided, however, that any new Board member shall be considered a member of the Incumbent Board for this purpose if the appointment or election (or nomination for such election) of the new Board member was approved or recommended by a majority vote of the members of the Incumbent Board who are then still in office.

Regular Termination Benefits

In addition to the benefits described above, the Named Executive Officers are also entitled to certain payments and benefits upon termination of employment that are provided on a non-discriminatory basis to salaried employees generally upon termination of employment. These include accrued salary and accrued, but unused vacation pay and distribution of plan balances under the Company’s 401(k) plan.

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POTENTIAL PAYMENTS UPON TERMINATION

Termination other than for Cause

On December 31, 2012, the Company had employment agreements with Drs. Glenn and Hahn, and Messrs. Erck, Driscoll and Wilson, which provided for a cash severance payment if the executive is terminated without “cause” or leaves for “good reason.” All vested and exercisable stock options held by Drs. Glenn and Hahn, and Messrs. Driscoll and Wilson must be exercised within three months following the termination date. Mr. Erck is entitled to the accelerated vesting of 50% of the unvested portion of each stock option or restricted stock grant made by the Company and may exercise all outstanding vested stock options held at termination (including any accelerated options or grants) during the twelve (12) month period following the date of termination. If such termination had occurred on December 31, 2012, the Company would have made the following payments:

Executive	Severance Payment($)
Stanley C. Erck	660,000
Frederick W. Driscoll	298,780
Gregory M. Glenn, M.D.	365,006
Timothy J. Hahn, Ph.D.	279,270
Russell P. Wilson	311,475

Cause means (i) the executive’s willful failure or refusal to perform in all material respects the services required by him; (ii) executive’s willful failure or refusal to carry out any proper and material direction by the President and Chief Executive Officer or Board of Directors with respect to the services to be rendered by him or the manner of rendering such services; (iii) executive’s willful misconduct or gross negligence in the performance of his duties; (iv) executive’s commission of an act of fraud, embezzlement or theft or felony involving moral turpitude; (v) executive’s use of confidential information, other than for the benefit of the Company in the course of rendering services to the Company; or (vi) a breach of executive’s non-competition obligations.

Termination for Cause

In the event a Named Executive Officer is terminated for cause, the Company has no further obligation to the executive other than the obligation to pay any unpaid base salary and unused vacation accrued through the termination date.

Termination as a Result of Death or Disability

In the event a Named Executive Officer is terminated for death or disability, the Company has no further obligation to the executive other than the obligation to pay any unpaid base salary and unused vacation accrued through the termination date. If the executive dies while in the employ of the Company (or within three months after the date on which the executive ceases to be an employee) vested and exercisable options may be exercised by the executive’s estate for one year following the executive’s death. If the executive becomes disabled while in the employ of the Company, vested and exercisable options may be exercised by the executive for a period of one year after the executive ceases to be an employee due to a disability.

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Termination in Connection with a Change in Control

Each of the Named Executive Officers participates in the Severance Plan. The following table sets forth the payments the Company would have made if eligible Named Executive Officers had been terminated in connection with a Change in Control that occurred on December 31, 2012 in accordance with the Severance Plan:

Name	Benefit	Amount($)
Stanley C. Erck	Severance Payment	880,000
	Bonus(1)	440,000
	Equity Awards(2)	549,000
	Health Insurance Benefits(3)	31,800
	Total	1,900,800

Frederick W. Driscoll	Severance Payment	298,780
	Bonus(1)	104,573
	Equity Awards(2)	91,500
	Health Insurance Benefits(3)	21,200
	Total	516,053

Gregory M. Glenn, M.D.	Severance Payment	365,006
	Bonus(1)	127,752
	Equity Awards(2)	91,500
	Health Insurance Benefits(3)	21,200
	Total	605,458

Timothy J. Hahn, Ph.D.	Severance Payment	279,270
	Bonus(1)	97,745
	Equity Awards(2)	162,000
	Health Insurance Benefits(3)	2,193
	Total	514,208

Russell P. Wilson	Severance Payment	311,475
	Bonus(1)	109,016
	Equity Awards(2)	109,000
	Health Insurance Benefits(3)	21,200
	Total	550,691

(1)	Bonus equals 100% of the Named Executive Officer’s target annual bonus award multiplied by the participant’s severance benefit period.

(2)	Represents the value of all unvested equity awards at the closing price on December 31, 2012, minus any applicable exercise price.

(3)	Reflects the premiums for health, dental and vision coverage under the Company’s group health insurance program. Amounts are based on the premiums in effect at December 31, 2012.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

James F. Young, Chairman

Richard H. Douglas, Ph.D.

John O. Marsh, J.D.

Michael A. McManus, Jr., J.D.

This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 except to the extent that Novavax specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act of 1933 and the Securities Exchange Act of 1934 and shall not be deemed soliciting material.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. The Audit Committee has discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by PCAOB AU Section 380, “Communication with Audit Committees” (as currently in effect), which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee has also received the written disclosures and the letter from Grant Thornton LLP required by the Public Company Accounting Oversight Board independence and ethics rule, Rule 3526, “Communication with Audit Committees Concerning Independence,” relating to the firm’s independence from the Company and its related entities, discussed with Grant Thornton LLP its independence from the Company and considered the compatibility of the firm’s provision of non-audit services with maintaining its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Michael A. McManus, Jr., J.D., Chairman

Richard H. Douglas, Ph.D.

Gary C. Evans

This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 except to the extent that Novavax specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act of 1933 and the Securities Exchange Act of 1934 and shall not be deemed soliciting material.

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ADDITIONAL INFORMATION

Transaction of Other Business

The Board of Directors knows of no other business which will be presented for consideration at the Meeting other than the Proposals described above. If any other business should come before the Meeting, however, it is the intention of the persons named in the enclosed proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

* * *

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, OR VOTE OVER THE INTERNET OR TELEPHONE AS DESCRIBED THEREIN. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

By the Order of the Board of Directors

John A. Herrmann III, J.D.

Vice President, General Counsel and
Corporate Secretary

April 29, 2013

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APPENDIX A

Certificate of Amendment

of the Certificate of Incorporation

of

Novavax, Inc.

June    , 2013

Novavax, Inc. (the “Corporation”), a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY AS FOLLOWS:

FIRST: That, by unanimous written consent dated April 11, 2013, the board of directors of the Corporation duly adopted a resolution in accordance with Section 141 of the DGCL setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate”), declaring said amendment to be advisable and calling for the amendment to be submitted to the stockholders of the Corporation for consideration at the next annual meeting of stockholders of the Corporation. The resolution setting forth the proposed amendment is as follows:

RESOLVED: That Article Four of the Charter therefore be amended by deleting the first sentence thereof and replacing it with the following:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) three hundred million (300,000,000) shares of Common Stock, $0.01 par value per share (“Common Stock”) and (ii) two million (2,000,000) shares of Preferred Stock, $0.01 par value per share (“Preferred Stock”), which may be issued from time to time in one or more series as set forth in Part B of this Article FOURTH.”

SECOND: That the remaining provisions of the Certificate, including without limitation the provisions of ARTICLE FOURTH of the Certificate not affected by the aforementioned amendment, shall remain in full force and not be affected by this Certificate of Amendment.

THIRD: That at the annual meeting of the stockholders, duly called and held upon notice in accordance with Section 222 of the DGCL and in accordance with the Certificate, the necessary number of shares as required by statute were voted in favor of the amendment.

FOURTH: That the aforesaid amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

APPENDIX A

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed as of the date first set forth above.

NOVAVAX, INC.

By:
Stanley C. Erck President and CEO

APPENDIX B

Amendment to the 2005 Plan

RESOLVED, that, the second to last sentence of Section 4(a) of the 2005 Plan be, and hereby is, amended to increase the shares of Common Stock subject to the 2005 Plan by 4,000,000 shares to 22,312,192 shares and to read in full as follows:

“The maximum aggregate number of shares of Common Stock that may be delivered in satisfaction of Stock Awards under the 2005 Stock Incentive Plan is 22,312,192 shares.”

RESOLVED, that, the last sentence of Section 4(b) of the 2005 Plan be, and hereby is, amended to increase the number of shares issuable upon the exercise of incentive stock options by 4,000,000 shares to 22,312,192 shares and to read in full as follows:

“Notwithstanding the above, and subject to Section 11 below related to capitalization adjustments, the maximum aggregate number of shares that may be issued upon the exercise of Incentive Stock Options shall in no event exceed 22,312,192 shares.”

APPENDIX C

Novavax, Inc.

2013 EMPLOYEE STOCK PURCHASE PLAN

Section 1.	Purpose of Plan

The Novavax, Inc. 2013 Employee Stock Purchase Plan (the “Plan”) is intended to enable eligible employees of Novavax, Inc. (the “Company”) and such of its Subsidiaries (including any corporation that becomes a Subsidiary of the Company after the adoption and approval of the Plan) as the Board of Directors of the Company (the “Board”) may from time to time designate (the Company and such Subsidiaries being hereinafter referred to as the “Company”) to purchase shares of common stock, $0.01 par value of the Company (such common stock being hereafter referred to as “Stock”), and thereby enhance the sense of participation in the affairs of the Company. For purposes of the Plan, a “Subsidiary” is any corporation that would be treated as a subsidiary of the Company under Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”). The Plan is intended to qualify under Code Section 423 and to be exempt from the application and requirements of Code Section 409A, and is to be construed accordingly.

Section 2.	Administration of Plan

The Plan shall be administered by the Compensation Committee of the Board (the “Committee”), which shall have the right to determine any questions that may arise regarding the interpretation and application of the provisions of the Plan and to adopt, amend, rescind, administer, and interpret such rules and regulations as it deems necessary or advisable. To the extent permitted by applicable law, the Committee in its discretion may delegate any or all of its powers under the Plan to one or more officers or employees of the Company. All references in the Plan to the “Administrator” shall mean the Committee and the person or persons so delegated to the extent of such delegation, as applicable. All determinations and decisions by the Administrator regarding the interpretation or application of the Plan shall be final and binding on all parties.

Section 3.	Options to Purchase Stock

Subject to adjustment as provided in Section 15, the maximum aggregate number of shares of Stock available for purchase pursuant to the exercise of options (“Options”) granted under the Plan to employees of the Company or its designated Subsidiaries (“Employees”) who meet the eligibility requirements set forth in Section 4 (“Eligible Employees”) shall be the lesser of (a) 2,000,000 shares increased on each anniversary of the adoption of the Plan by 5%, and (b) 3,000,000.

The Stock to be delivered upon exercise of Options under the Plan may be either shares of authorized but unissued Stock or shares of reacquired Stock, as the Board may determine. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased Stock subject to such Option shall again be available for purchase pursuant to the exercise of Options under the Plan.

Section 4.	Eligibility

Subject to the limitations set forth in Section 5, each Employee whose customary employment is at least 20 hours per week, whose customary employment is for more than five months during the calendar year and who has been employed by the Company for not less than five business days as of the first day of an Option Period (as defined in Section 5) shall be eligible to participate in the Plan for such Option Period. The Administrator may, for Option Periods that have not yet commenced, establish additional eligibility requirements not inconsistent with Code Section 423.

Section 5.	Method of Participation

Unless otherwise determined by the Board (and except as otherwise provided in Section 8), the “Option Periods” shall be consecutive and overlapping 24-month periods that shall commence every six months on August 1 and February 1 and end 24 months later on July 31 or January 31, with each Option Period having four six-month “Purchase Periods” that shall commence on August 1 or February 1 and end on January 31 or July 31 each year during the Option Period. Each January 31 and July 31 during an Option Period shall be a “Purchase Date”. The first Option Period after the effective date hereof shall begin on August 1, 2013 and end on July 31, 2015. Each person who is an Eligible Employee on the first day of any Option Period may elect to participate in the Plan for such Option Period in accordance with Section 7 and any other procedures established by the Administrator, which, except as otherwise provided in Section 8, shall include completing a subscription agreement and submitting it to the Company no later than five business days before the first day of each Option Period, or such later time as determined by the Administrator, and shall thereby become a participant (“Participant”) on the first day of such Option Period. The Administrator may change the frequency and duration of the Option Periods, Purchase Periods and Purchase Dates with respect to Option Periods that have not yet commenced, except as provided in Section 15, in accordance with Code Section 423.

Section 6.	Option Grant

Each person who is a Participant on the first day of an Option Period shall automatically be granted on that day an Option for such Option Period entitling the Participant to purchase shares of Stock on each Purchase Date within the Option Period on which the Participant is an Eligible Employee. No more than 25,000 shares may be purchased by a Participant on any Purchase Date, and no more than 15% of a Participant’s Compensation at any time may be used to purchase shares of Stock under an Option. A Participant’s “Compensation” for any period shall be the sum of the following forms of compensation paid to or earned by a Participant: base wages, salary, overtime, payments for paid time off and holidays, bereavement pay, jury/witness duty pay, pay during a period of suspension, compensation deferred pursuant to Code Sections 401(k) or 125, distributions under any nonqualified deferred compensation plan and any other compensation or remuneration that the Committee or the Board approves as “compensation” in accordance with Code Section 423. Notwithstanding the foregoing:

(a) No Participant shall be granted an Option under the Plan who, immediately after the Option is granted, would own (or pursuant to Code Section 424(d) would be deemed to own) stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of its Subsidiaries; and

(b) No Participant shall be granted an Option under the Plan that would permit the Participant to accrue rights to purchase shares of stock under all employee stock purchase plans of the Company and its Subsidiaries at a rate that exceeds $25,000 (or such other maximum as may be prescribed from time to time by the Code) for any calendar year, determined using the closing stock price on the grant date, all as determined in accordance with Code Section 423(b)(8).

The Administrator shall reduce, on a substantially proportionate basis, the number of shares of Stock that may be purchased by each Participant for an Option Period or for one or more Purchase Periods in the event that the number of shares then available under the Plan is insufficient.

Section 7.	Method of Payment

Payment for Stock purchased upon the exercise of an Option shall be made with funds withheld through regular payroll deductions. Each payroll deduction authorization shall request withholding for each payroll period at a whole percentage of the Participant’s Compensation not exceeding 15% of Participant’s Compensation for the payroll period. Withholding shall be accomplished by means of deductions made on payroll dates occurring in the Option Period. A Participant may decrease his or her payroll deduction rate two times during a Purchase Period within an Option Period; provided, however, that the second decrease during any such Purchase Period will reduce the payroll deduction rate to 0%. The payroll deduction rate as decreased by a Participant during a Purchase Period will automatically be applied to the next Purchase Period within the applicable Option Period unless the Participant elects to increase the payroll deduction rate for such next Purchase Period by notifying the Administrator not less than five business days prior to the first day of such Purchase Period. The Administrator may, in its discretion, further limit the number of payroll deduction changes during any Option Period. A change in the payroll deduction rate shall be effective with the first full payroll period following 10 business days after the Company’s receipt of the new payroll deduction authorization unless the Company elects to process a given change in payroll deductions more quickly.

All amounts withheld pursuant to this Section 7 (whether by payroll deductions or otherwise) shall be credited to a withholding account maintained in the Participant’s name on the books of the Company (each, an “Account”). Amounts credited to the Account shall not be required to be set aside in trust or otherwise segregated from the Company’s general assets.

Section 8.	Purchase Price

The purchase price of Stock issued pursuant to the exercise of an Option on each Purchase Date shall be the lower of 85% of the fair market value of the Stock on the date on which the Option was granted pursuant to Section 5 (i.e., the first day of an Option Period) and 85% of the fair market value of the Stock on the last day of the Purchase Period (i.e., the Purchase Date). For purposes of this Section 8, the fair market value of the Stock for any day shall be the reported closing price of the Stock for such day on the national exchange or trading system on which such shares of Stock are traded; provided, that if such day is not a trading day, the fair market value of the Stock on such national exchange or trading system shall be the reported closing price of the Stock for the next preceding day that is a trading day.

If the fair market value of the Stock on any Purchase Date during an Option Period is less than the fair market value of the Stock on the first day of the Option Period, the balance in a Participant’s Account shall be applied to purchase Stock on that Purchase Date in accordance with Section 9 and that Option Period shall then terminate. A Participant’s payroll deduction authorization for the terminated Option Period shall automatically be applied to the next Option Period and any subscription agreement and applicable payroll deduction authorization previously submitted by the Participant for such next Option Period shall be deemed revoked unless the Participant expressly elects otherwise in writing pursuant to procedures set forth by the Administrator.

Section 9.	Exercise of Options

Subject to the limitations set forth below in this Section 9, each Employee who is a Participant in the Plan on the last day of a Purchase Period shall be deemed to have exercised on such date the Option granted to him or her for the Option Period that includes that Purchase Period. Upon such exercise, the Company shall apply the balance of the Participant’s Account to the purchase of the maximum number of whole shares of Stock that can be purchased under the Option with the Account balance at the purchase price determined under Section 8, and as soon as practicable thereafter shall evidence the transfer of shares or shall deliver the shares to the Participant and shall return to the Participant’s Account the balance, if any, of his or her Account in excess of the total purchase price of the shares so issued within a reasonable time thereafter. No fractional shares shall be purchased; any payroll deductions accumulated in a Participant’s Account that are not sufficient to purchase a full share shall be retained in the Participant’s Account for the subsequent Purchase Period, subject to earlier withdrawal by the Participant as provided in Section 12 hereof.

Any amounts contributed by a Participant or withheld from a Participant’s Compensation that are not to be used for the purchase of Stock, whether because of such Participant’s withdrawal from participation in an Option Period or for any other reason, shall be repaid to the Participant or his or her designated beneficiary or legal representative, as applicable, within a reasonable time thereafter.

Notwithstanding anything herein to the contrary, no Option may be exercised after twenty-seven (27) months from its grant date.

Section 10.	Interest

No interest shall be payable on any amount held in the Account of any Participant.

Section 11.	Taxes

Payroll deductions shall be made on an after-tax basis. The Company shall have the right, as a condition of exercise, to make such provision as it deems necessary to satisfy its obligations to withhold federal, state and local income or other taxes incurred by reason of the purchase or disposition of Stock under the Plan. The Company in its discretion may, to the extent permitted by law, satisfy its withholding obligations by deduction from any payment of any kind due to the Participant or by withholding shares of Stock purchased under the Plan, which shares shall be valued at fair market value (defined as the closing stock price on the date of withholding).

Section 12.	Cancellation and Withdrawal

Subject to Section 7, a Participant who holds an Option under the Plan may at any time prior to exercise thereof under Section 9, but in no event later than 15 business days before the last day of a Purchase Period, cancel all of his or her Option by written notice delivered to the Administrator. Upon such cancellation, the balance in the Participant’s Account shall be returned to the Participant as soon as administratively practicable. A Participant may terminate his or her payroll deduction authorization as of any date, but in no event later than 15 days before the last day of a Purchase Period, by written notice delivered to the Administrator and shall thereby cease to be a Participant as of such date. Any Participant who voluntarily terminates his or her payroll deduction authorization prior to the last day of an Option Period shall be deemed to have canceled his or her Option.

A Participant who makes a hardship withdrawal from a retirement savings plan qualifying under Code Section 401(k) (a “401(k) Plan”) maintained by the Company or a Subsidiary shall be deemed to have terminated his or her payroll deduction authorization as of the date of such hardship withdrawal, shall cease to be a Participant as of such date, shall be deemed to have canceled any outstanding Options, and shall not be permitted to participate in the Plan until the first Option Period that begins at least six (6) months after the date of the hardship withdrawal.

Section 13.	Termination of Employment; Death of Participant

Upon the termination of a Participant’s employment with the Company for any reason or the death of a Participant during an Option Period, or in the event the Participant ceases to qualify as an Eligible Employee, the Participant shall cease to be a Participant, any Option held by the Participant under the Plan shall be deemed canceled, the balance of his or her Account shall be returned to the Participant (or to the Participant’s estate or designated beneficiary in the event of the Participant’s death), and the Participant shall have no further rights under the Plan.

Section 14.	Equal Rights; Participant’s Rights Not Transferable

All Participants granted Options under the Plan shall have the same rights and privileges. Any Option granted under the Plan shall be exercisable during the Participant’s lifetime only by the Participant and may not be sold, pledged, assigned, or transferred in any manner. In the event a Participant violates or attempts to violate the terms of this Section, any Options held by the Participant shall be deemed terminated and, upon return to the Participant of the balance of his or her Account, all of the Participant’s rights under the Plan shall terminate.

Section 15.	Change in Capitalization, Merger

The Board or the Committee may make adjustments in accordance with and as described in this Section 15 in the event of (i) a transaction with the holders of Stock of the Company not involving the receipt by the Company of consideration, including a stock split, spin-off, stock dividend, and certain recapitalizations (such transactions, “Equity Restructurings”), or (ii) the payment of a dividend or other distribution, reorganization, merger, or other changes in corporate structure (such transactions, “Corporate Transactions”). In the event of an Equity Restructuring or, to the extent the Board or the Committee determines that adjustments would be appropriate to prevent dilution or enlargement of benefits under the Plan, a Corporate Transaction, the Board or the Committee shall equitably adjust (a) the class of Stock issuable and the maximum number of shares Stock available under the Plan, (b) the class and number of shares of Stock and the purchase price per share of Stock with respect to any outstanding Option, and (c) the class and maximum number of shares of Stock that may be issued to a participant during any Purchase Period, provided, that no such adjustment may be made unless the Board or the Committee, as applicable, is satisfied that it will not constitute a modification of the rights granted under the Plan or otherwise disqualify the Plan as an employee stock purchase plan under the provisions of Section 423 of the Code.

In the event of (i) a merger or similar transaction in which the Company is not the surviving corporation or that results in the Company’s shareholders ceasing to own shares of Stock, (ii) a sale of all or substantially all of the assets of the Company, (iii) an acquisition resulting in ownership of more than 50% of the Stock by any one person (or more than one person acting as a group) that did not own more than 50% of the Stock immediately prior to the acquisition, or (iv) the replacement during any 12-month period of a majority of the directors of the Board by new directors whose appointment was not endorsed by a majority of the directors of the Board prior to the date of the appointment or election, each Option Period then in progress will continue unless otherwise provided by Board or the Committee, which may in its discretion (a) if the Company is merged with or acquired by another corporation, provide that each outstanding Option will be assumed or exchanged for a substitute Option granted by the acquiror or successor corporation, (b) cancel each outstanding Option and return the balances in Participant Accounts to the Participants, or (c) terminate any and all Purchase Periods on or before the date of the proposed transaction. In the event of our proposed dissolution or liquidation, each Option Period then in progress will be cancelled immediately prior to the consummation of such dissolution or liquidation and the balances in Participant’s Accounts will be returned to Participants unless Board or the Committee provides otherwise in its sole discretion.

Section 16.	Amendment and Termination of Plan

The Board reserves the right at any time or times and for any reason to amend the Plan to any extent and in any manner it may deem advisable, by vote of the Board; except that (a) no amendment may affect an Option Period in progress at the time of the amendment or may adversely affect the rights of any Participant without such Participant’s consent unless (i) such amendment is required to satisfy the requirements of Code Section 423, (ii) such amendment is made in connection with a transaction described in Section 15, or (iii) the Board in its discretion determines that the continuation of the Plan on its current terms or any Option Period would result in financial accounting treatment for the Plan that is different from the financial accounting treatment in effect on the date the Plan was initially adopted by the Board, and (b) any amendment that would be treated as the adoption of a new plan for purposes of Code Section 423 and the regulations thereunder shall not take effect unless approved by the shareholders of the Company within twelve months before or after its adoption.

The Plan may be suspended or terminated at any time by the Board. In connection therewith, the Board may provide that outstanding Options shall be exercisable either at the end of the applicable Purchase Period or at such earlier date as the Board may specify (in which case such earlier date shall be treated as the last day of the applicable Purchase Period).

Section 17.	Approvals

The Plan was approved by the shareholders of the Company on [●], 2013, which date was within twelve months after the date the Plan was adopted by the Board.

Notwithstanding anything herein to the contrary, the Company’s obligation to issue and deliver shares of Stock under the Plan shall be subject to any required approval of any governmental authority in connection with the authorization, issuance, sale or transfer of said shares, to any requirements of any national securities exchange applicable thereto, and to compliance by the Company with other applicable legal requirements in effect from time to time.

Section 18.	Information Regarding Disqualifying Dispositions

By electing to participate in the Plan, each Participant agrees to provide such information about any transfer of Stock acquired under the Plan that occurs within two years after the first day of the Option Period in which such Stock was acquired and within one year after the acquisition of such Stock as may be requested by the Company or any Subsidiary in order to assist it in complying with applicable tax laws.

Section 19.	Participants’ Rights as Shareholders and Employees

A Participant shall have no rights or privileges as a shareholder of the Company and shall not receive any dividends in respect of any Stock covered by an Option granted hereunder until the Option has been exercised, full payment has been made for the Stock, and the Stock has been issued.

Nothing contained in the provisions of the Plan shall be construed as giving to any Employee the right to be retained in the employ of the Company or as interfering with the right of the Company to discharge, promote, demote or otherwise re-assign any Employee from one position to another within the Company at any time.

Section 20.	Governing Law

The Plan shall be governed by and interpreted in accordance with the laws of the State of Delaware, except as may be necessary to comply with applicable requirements of federal law.

Section 21.	Effective Date and Term

This Plan shall become effective on August 1, 2013, and no rights shall be granted hereunder after the tenth anniversary of such effective date.

NOVAVAX inc.

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IMPORTANT ANNUAL MEETING INFORMATION 000004

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 13, 2013.

Vote by Internet

- Go to **www.envisionreports.com/NVAX**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees listed and FOR Proposals 2 through 5.

1. Election of Class III Directors:

Nominee	For	Withhold
01 - Stanley C. Erck	☐	☐
02 - Michael A. McManus, Jr.	☐	☐
03 - James F. Young	☐	☐

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B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

NOVAVAX INC.

Proxy — NOVAVAX, INC.

Annual Meeting of Stockholders - June 13, 2013

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of Novavax, Inc. hereby appoints John A. Herrmann III and Frederick W. Driscoll and each of them, attorneys, agents and proxies, with the power of substitution to each, to vote all shares of Common Stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Novavax, Inc., to be held at the Company's facility located at 20 Firstfield Road, Gaithersburg, Maryland 20878 on Thursday, June 13, 2013 at 10:00 a.m., local time, and at any adjournments thereof.

The shares represented by this proxy will be voted as directed by the undersigned. **IF NO CONTRARY INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR (1) THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY FOR CLASS III DIRECTOR, (2) THE RATIFICATION OF GRANT THORNTON LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2013, (3) AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 200,000,000 SHARES TO 300,000,000 SHARES, (4) THE INCREASE OF 4,000,000 SHARES OF THE COMPANY'S COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN, (5) APPROVE THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN, (6) IN THE DISCRETION OF THE PROXYHOLDER AS ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING.**

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.